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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST f/k/a
BARON ASSET FUND

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Investment Funds Trust
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

          Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

          A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

          Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

          SEC 2569 (5-07)

Baron Asset Fund	Baron Funds®
Baron Growth Fund
Baron Small Cap Fund
Baron Opportunity Fund
Baron Fifth Avenue Growth Fund

September 30, 2012	Annual Financial Report

Baron Asset Fund
Ticker Symbols:
Retail Shares: BARAX
Institutional Shares: BARIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Growth Fund
Ticker Symbols:
Retail Shares: BGRFX
Institutional Shares: BGRIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron Small Cap Fund
Ticker Symbols:
Retail Shares: BSCFX
Institutional Shares: BSFIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Opportunity Fund
Ticker Symbols:
Retail Shares: BIOPX
Institutional Shares: BIOIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Fifth Avenue Growth Fund
Ticker Symbols:
Retail Shares: BFTHX
Institutional Shares: BFTIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Financial Statements

Statements of Net Assets	12
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Notes to Financial Statements	28

Financial Highlights	37

Report of Independent Registered Public Accounting Firm	42

Tax Information	42

Fund Expenses	43

Disclosure Regarding the Approval of the Investment Advisory Agreements for each of the Series by the Board of Trustees	44

Management of the Funds	45

DEAR BARON FUNDS SHAREHOLDER:
In this report you will find audited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund (the “Funds”) for the fiscal year ended September 30, 2012. The Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.
We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.
Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
November 27, 2012	November 27, 2012	November 27, 2012

This Annual Financial Report is for the Baron Investment Funds Trust, which currently has five series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund. If you are interested in the Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.
A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website, www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.
Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of the BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.
Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.baronfunds.com for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus.

Baron Asset Fund (Unaudited)	September 30, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2012
	One Year	Three Years	Five Years	Ten Years	Since Inception (June 12, 1987)
Baron Asset Fund — Retail Shares[1,2]	24.65%	12.40%	0.69%	9.14%	10.76%
Baron Asset Fund — Institutional Shares[1,2,4]	24.99%	12.70%	0.86%	9.24%	10.80%
Russell Midcap Growth Index[1]	26.69%	14.73%	2.54%	11.11%	9.18%[3]
S&P 500 Index[1]	30.20%	13.20%	1.05%	8.01%	8.82%

[1]
The indexes are unmanaged. The Russell MidcapTM Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	For the period June 30, 1987 to September 30, 2012.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2012 (Unaudited)	Baron Asset Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2012
Percent of
Net Assets
Equinix, Inc.	4.1%

Gartner, Inc.	4.0%

SBA Communications Corp.	3.9%

IDEXX Laboratories, Inc.	3.8%

Verisk Analytics, Inc.	3.4%

Arch Capital Group Ltd.	3.4%

Fastenal Co.	3.0%

Ralph Lauren Corp.	2.9%

Mettler-Toledo International, Inc.	2.7%

Discovery Communications, Inc.	2.7%
33.9%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2012, Baron Asset Fund‡ gained 24.65%, while the Russell Midcap Growth Index gained 26.69% and the S&P 500 Index gained 30.20%.

Baron Asset Fund invests primarily in medium-sized growth companies for the long term, using a value-oriented purchase discipline.[1] The Fund purchases companies that we believe have sustainable competitive advantages, strong financial characteristics, exceptional management, and operate in industries with favorable growth characteristics.

The U.S. equity markets posted strong gains over the last 12 months. These gains were achieved despite heightened concerns over the European debt crisis and China’s economic slowdown, which caused market volatility and a temporary pullback in the U.S. markets during the spring and summer. Oil prices also experienced sharp declines in the June quarter. Many individual businesses performed well through this period, as the U.S. economy slowly improved and interest rates remained low. Even the U.S. housing market, a significant part of the economy, appeared to have bottomed out.

The Fund’s investments in the Information Technology (IT), Consumer Discretionary, and Health Care sectors were the largest contributors to performance. Investments in these sectors can be broadly characterized as operating in attractive growth markets, having unique assets or brands that provide competitive advantages, with recurring revenue streams and positive operating leverage. In Health Care particularly, the companies in which we have invested are meeting our country’s critical need to reduce costs and improving efficiency in our health care system.

IT holding Equinix, Inc. was the leading contributor to Fund performance for the 12-month period. Equinix is a network-neutral operator of state-of-the-art data centers across North America, Europe, and Asia-Pacific. During the period, Equinix experienced healthy pricing and demand trends, announced its first share buyback in November, and began considering converting to a real estate investment trust (REIT) in February—a move its Board approved this past September. The possibility of a REIT conversion has probably had the largest impact on Equinix’s share price. REITs typically trade at significantly higher multiples, and investors have revalued Equinix’s shares higher to close that gap. In addition, the growth of wireless data and Internet traffic create a more appealing demand picture for data center operators than for many slower growing, more cyclical REIT businesses. The second largest contributor to portfolio returns was Telecommunication Services holding SBA Communications, Inc., another company whose shares significantly appreciated due to its planned REIT conversion.

The Fund purchased Netflix, Inc., the global leader in online TV and movie content streaming at the end of January. For the period held, it was the largest detractor from Fund performance. Shares came under pressure this year as U.S. subscriber additions slowed, competition heated up, and Netflix’s international expansion strategy raised concerns with some investors. The price dropped 25% in one day of trading in July as a result of these developments. We re-evaluated our assessment of the company’s long-term growth prospects and competitive positioning and exited the position.

We continue to believe that current stock market valuations remain compelling. In our view, U.S. interest rates remain near historically low levels, and the fixed income markets offer limited inflation-adjusted returns. We believe the Fund is well positioned to benefit from a market that rewards high-quality companies with predictable and fast-growing earnings streams. We expect to continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects, and have the ability to sustain superior levels of profitability.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

[1]	Prior to February 15, 2007, the Fund’s strategy was to invest primarily in small- and mid-sized growth companies.

Baron Growth Fund (Unaudited)	September 30, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2012
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 1994)
Baron Growth Fund — Retail Shares[1,2]	28.12%	14.90%	2.65%	9.74%	13.07%
Baron Growth Fund — Institutional Shares[1,2,3]	28.45%	15.21%	2.83%	9.83%	13.13%
Russell 2000 Growth Index[1]	31.18%	14.19%	2.96%	10.55%	6.32%
S&P 500 Index[1]	30.20%	13.20%	1.05%	8.01%	8.66%

[1]
The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2012 (Unaudited)	Baron Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2012
Percent of
Net Assets
Dick’s Sporting Goods, Inc.	3.7%

Arch Capital Group Ltd.	3.0%

ITC Holdings Corp.	2.9%

ANSYS, Inc.	2.8%

LKQ Corp.	2.7%

FactSet Research Systems, Inc.	2.7%

Under Armour, Inc.	2.5%

Genesee & Wyoming, Inc.	2.3%

Gartner, Inc.	2.3%

Community Health Systems, Inc.	2.2%
27.1%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2012, Baron Growth Fund‡ gained 28.12%, while the Russell 2000 Growth Index gained 31.18% and the S&P 500 Index gained 30.20%.

Baron Growth Fund invests primarily in small-sized U.S. growth companies for the long term. Through independent research, we utilize an investment approach that we believe allows us to look at a business’ fundamental characteristics and beyond the current market environment. We invest based on the potential profitability of a business at what we believe are attractive valuations.

The U.S. equity markets posted strong gains over the last 12 months. These gains were achieved despite heightened concerns over the European debt crisis and China’s economic slowdown. Oil prices also experienced sharp declines in the June quarter. The U.S. housing market appears to have bottomed out. We expect a U.S. housing recovery to have a number of important spillover effects on both consumer confidence and the broader economy. Other encouraging news came in September, when the Federal Reserve announced its intention to purchase $40 billion of mortgage debt per month and to keep interest rates low.

The Fund’s investments in the Consumer Discretionary, Information Technology, and Health Care sectors were the strongest contributors to performance, while the Fund’s investments in the Consumer Staples sector slightly detracted.

Within Health Care, leading Medicaid HMO AMERIGROUP Corp. was the largest contributor to Fund performance in the period. The Fund first purchased AMERIGROUP in November 2002 because we believed managed care programs could produce better health outcomes with greater cost efficiency. Over the past 10 years, AMERIGROUP’s revenue grew from $1 billion to $6 billion. On July 9th, WellPoint, Inc. bid $4.9 billion in cash, or $92 per share, for AMERIGROUP, a 43% premium to the prior day’s close. We exited our position on this news.

The Fund’s investments in the Information Technology and Consumer Discretionary sectors have substantial recurring revenue streams, organic growth opportunities, pricing power, and positive operating leverage. Data centers such as Equinix, Inc. combine the stability of traditional real estate with the fast growth of Internet traffic and wireless data. Tower operator, SBA Communications, Inc., another portfolio holding, has similar characteristics. Both stocks appreciated significantly over the period as a result of their planned real estate investment trust (REIT) conversions. In lodging and leisure, supply growth is significantly below long-term averages, so we have seen increases in occupancy and pricing during the recovery.

Snack food manufacturer and distributor Diamond Foods, Inc. was the largest detractor from Fund performance in the period. Diamond Foods’ shares declined significantly in November of last year when questions arose concerning payments made to walnut farmers. It was initially charged, and later confirmed, that these payments were not properly accounted for. As a result, Diamond Foods’ pending acquisition of Pringles was first delayed and subsequently canceled. As these events unfolded, we exited our position. Two other stocks, DeVry, Inc. and CARBO Ceramics, Inc., also detracted from performance during the period. Together, these three positions account for the majority of the Fund’s underperformance during the period.

The Fund continues to invest in a portfolio of businesses that have significantly better financial characteristics than the benchmark index against which it is compared. These businesses have significantly higher growth rates, operating profit margins, net margins, EBITDA margins, return on invested capital, return on equity, return on assets, and lower standard deviations of earnings growth.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Small Cap Fund (Unaudited)	September 30, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2012
	One Year	Three Years	Five Years	Ten Years	Since Inception (September 30, 1997)
Baron Small Cap Fund — Retail Shares[1,2]	28.09%	14.12%	2.32%	9.91%	8.97%
Baron Small Cap Fund — Institutional Shares[1,2,3]	28.41%	14.41%	2.49%	10.00%	9.03%
Russell 2000 Growth Index[1]	31.18%	14.19%	2.96%	10.55%	3.42%
S&P 500 Index[1]	30.20%	13.20%	1.05%	8.01%	4.70%

[1]
The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2012 (Unaudited)	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2012
Percent of
Net Assets
Equinix, Inc.	4.3%

SBA Communications Corp.	4.1%

TransDigm Group, Inc.	3.4%

Penn National Gaming, Inc.	3.1%

Liberty Media Corp.	3.1%

Gartner, Inc.	2.5%

The Ultimate Software Group, Inc.	2.0%

Waste Connections, Inc.	1.8%

Intuitive Surgical, Inc.	1.8%

Brookdale Senior Living, Inc.	1.7%
27.8%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2012, Baron Small Cap Fund‡ gained 28.09%, while the Russell 2000 Growth Index gained 31.18% and the S&P 500 Index gained 30.20%.

Baron Small Cap Fund invests primarily in small-cap growth companies for the long term. The Fund invests in what we believe are well-run small-cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of future value.

The U.S. equity markets posted strong gains over the last 12 months. These gains were achieved despite heightened concerns over the European debt crisis and China’s economic slowdown. Oil prices also experienced sharp declines in the June quarter. Many individual businesses performed well through this period, as the U.S. economy slowly improved, interest rates remained low, the unemployment rate in the U.S. declined, consumer confidence ticked up, and housing began to recover. Many economic reports are encouraging, which indicates the economic malaise might improve, yet uncertainty about the “fiscal cliff” and the Presidential election constrained corporate investment and consumer spending. The Federal Reserve announced QE3 and extended its asset purchases indefinitely until the economic recovery strengthens. In the minds of many, this creates support for equity prices.

The Fund’s investments in the Information Technology (IT), Consumer Discretionary, and Industrials sectors were the strongest contributors to performance.

IT holding Equinix, Inc. was the leading contributor to Fund performance for the 12-month period. Equinix is a network-neutral operator of state-of-the-art data centers across North America, Europe, and Asia-Pacific. Equinix experienced healthy pricing and demand trends, announced its first share buyback in November, and began considering converting to a real estate investment trust (REIT) in February, a move its Board approved this past September. The possibility of a REIT conversion has probably had the largest impact on Equinix’s share price. REITs typically trade at significantly higher multiples, and investors have revalued Equinix’s shares higher to close that gap. In addition, the growth of wireless data and Internet traffic create a more appealing demand picture for data center operators than for many slower growing, more cyclical REIT businesses.

Polypore International, Inc. was the largest detractor to Fund performance for the period. Polypore is a leading producer of microporous membranes that are used in batteries, and in industrial and health care applications including dialysis. Below-expectation sales of electric vehicles hurt Polypore’s lithium-ion separator sales during the period. However, our research indicates that while the market for electric vehicles has been slow to grow, all major manufacturers are committed to selling these types of vehicles. We continue to be positive on the future for electric drive vehicles.

Baron Small Cap Fund’s investments fall into three categories: classic growth stocks, fallen angels, and special situations. The Fund intends to continue to invest predominantly in classic growth stocks that we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors. Fallen angels are companies that we believe have strong long-term franchises but have disappointed investors with short-term results, creating what we believe is a buying opportunity. Special situations include spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Opportunity Fund (Unaudited)	September 30, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON OPPORTUNITY FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2012
	One Year	Three Years	Five Years	Ten Years	Since Inception (February 29, 2000)
Baron Opportunity Fund — Retail Shares[1,2]	21.67%	13.74%	3.71%	15.70%	3.63%
Baron Opportunity Fund — Institutional Shares[1,2,3]	22.00%	14.04%	3.90%	15.81%	3.71%
Russell Midcap Growth Index[1]	26.69%	14.73%	2.54%	11.11%	0.84%
S&P 500 Index[1]	30.20%	13.20%	1.05%	8.01%	2.32%

[1]
The indexes are unmanaged. The Russell MidcapTM Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2012 (Unaudited)	Baron Opportunity Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2012
Percent of
Net Assets
Equinix, Inc.	4.1%

SBA Communications Corp.	4.0%

ANSYS, Inc.	3.1%

RealPage, Inc.	3.0%

Gartner, Inc.	2.9%

Liberty Media Corp.	2.7%

Polypore International, Inc.	2.6%

Verisk Analytics, Inc.	2.6%

Rackspace Hosting, Inc.	2.5%

Discovery Communications, Inc.	2.5%
30.0%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2012, Baron Opportunity Fund‡ gained 21.67%, while the Russell Midcap Growth Index gained 26.69% and the S&P 500 Index gained 30.20%.

Baron Opportunity Fund primarily invests in U.S. mid-cap growth companies that we believe are driving or benefiting from innovation, through development of pioneering, transformative, or technologically advanced products and services.

The U.S. equity markets posted strong gains over the last 12 months. Coordinated central bank actions on both sides of the Atlantic spurred investors to focus on attractive equity valuations in the context of historically low U.S. and global interest rates. The Federal Reserve announced QE3, an intention to purchase $40 billion of mortgage debt per month, in order to facilitate U.S. growth and employment. For its part, the European Central Bank pledged to buy the sovereign debt of troubled European economies, particularly Spain, if each government agreed to meet certain conditions. Moreover, the U.S. housing recovery continued to pick up steam, with important spillover effects on consumer confidence and the broader economy.

There is significant growth taking place all around us. It just isn’t reflected in GDP or industry growth figures, which suffer from being averages, pulled down by the slow-growers and decliners. In building our portfolios, we ignore the averages and hone in on those secular growth themes capable of driving strong multi-year growth regardless of the ups and downs of the economic cycle. On a trailing five-year basis, our portfolio companies have averaged a little over 16% revenue growth, about double the pace of the companies in the Russell Midcap Growth Index. We expect our portfolio companies to exhibit similar growth going forward.

The Fund’s investments in the Information Technology (IT) sector delivered most of the contribution to Fund performance for the period. Fund performance was also positively impacted by participation in IPOs, which contributed 2.47% to the Fund’s 12-month returns. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and/or secondary offerings will be the same in the future.

IT holding Equinix, Inc. was the leading contributor to Fund performance for the 12-month period. Equinix is a network-neutral operator of state-of-the-art data centers across North America, Europe, and Asia-Pacific. Equinix experienced healthy pricing and demand trends, announced its first share buyback in November, and began considering converting to a real estate investment trust (REIT) in February, a move its Board approved this past September. The possibility of a REIT conversion has probably had the largest impact on Equinix’s share price. REITs typically trade at significantly higher multiples, and investors have revalued Equinix’s shares higher to close that gap. In addition, the growth of wireless data and Internet traffic create a more appealing demand picture for data center operators than for many slower growing, more cyclical REIT businesses.

Polypore International, Inc. was the largest detractor to Fund performance for the period. Polypore is a leading producer of microporous membranes that are used in batteries, and in industrial and health care applications including dialysis. Below-expectation sales of electric vehicles hurt Polypore’s lithium-ion separator sales during the period. However, our research indicates that while the market for electric vehicles has been slow to grow, all major manufacturers are committed to selling these types of vehicles. We continue to be positive on the future for electric drive vehicles.

We remain focused on finding unique businesses across different segments of the economy that we believe offer long-term secular growth, sustainable competitive advantages, high-quality management teams, and attractive stock prices. We believe that investment returns for stocks are driven by earnings growth, and therefore direct our research towards understanding the drivers of business profit and projecting future profit growth as accurately as we can.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Fifth Avenue Growth Fund (Unaudited)	September 30, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND (RETAIL SHARES) IN RELATION TO THE S&P 500 INDEX AND THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2012
	One Year	Three Years	Five Years	Since Inception (April 30, 2004)
Baron Fifth Avenue Growth Fund — Retail Shares[1,2]	31.74%	11.31%	0.37%	4.41%
Baron Fifth Avenue Growth Fund — Institutional Shares[1,2,3]	32.11%	11.57%	0.53%	4.51%
S&P 500 Index[1]	30.20%	13.20%	1.05%	5.32%
Russell 1000 Growth Index[1]	29.19%	14.73%	3.24%	5.89%

[1]
The indexes are unmanaged. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies and the Russell 1000® Growth Index of large-sized U.S. companies that are classified as growth. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2012 (Unaudited)	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2012
Percent of
Net Assets
Apple, Inc.	8.5%

Google, Inc.	5.7%

Amazon.com, Inc.	5.0%

Equinix, Inc.	4.1%

Visa, Inc.	3.7%

CME Group, Inc.	3.6%

Monsanto Co.	3.4%

Brookfield Asset Management, Inc.	3.4%

Illumina, Inc.	3.3%

Liberty Media Corp.	3.2%
43.9%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2012, Baron Fifth Avenue Growth Fund‡ gained 31.74%, while the S&P 500 Index gained 30.20% and the Russell 1000 Growth Index gained 29.19%.

Alex Umansky became the Fund’s new portfolio manager on November 1, 2011. He has revamped the portfolio while adhering to Baron’s investment philosophy and process. We focus on identifying and investing in unique companies with sustainable competitive advantages that we believe have the ability to redeploy capital at high rates of return. The Fund’s portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level being the most important determinants of the size of each investment. When we develop high conviction in a particular business, we expect it to have a meaningful weight in the portfolio. We expect top 10 holdings to be in the range of 35% to 45% of the Fund. The Fund’s sector weightings are incidental to portfolio construction, and exposure to any sector is a result of our stock selection.

The U.S. equity markets posted strong gains over the last 12 months. These gains were achieved despite heightened concerns over the European debt crisis and China’s economic slowdown. Oil prices also experienced sharp declines in the June quarter. Many individual businesses performed well through this period, as the U.S. economy slowly improved and interest rates remained low. Encouraging news came in September, when the Federal Reserve announced its intention to purchase $40 billion of mortgage debt per month and to keep interest rates low.

The Fund’s investments in the Information Technology (IT), Consumer Discretionary, and Industrials sectors were the strongest contributors to performance. There were no sectors that detracted from Fund performance for the period.

Apple, Inc., a market-leading innovator, was the leading contributor to Fund performance in the period. Revenues and earnings grew significantly and Apple’s shares hit an all-time high of $702.10 on September 19, driven by the launch of the iPhone 5 on September 21.

IT holding Equinix, Inc., a network-neutral operator of data centers, was the second leading contributor to Fund performance. Equinix experienced healthy pricing and demand trends, announced its first share buyback in November, and began considering converting to a real estate investment trust (REIT) in February, a move its Board approved this past September. The possibility of a REIT conversion has probably had the largest impact on Equinix’s share price. REITs typically trade at significantly higher multiples, and investors have revalued Equinix’s shares higher to close that gap.

Molycorp Inc., owner of the largest rare earth deposits outside of China, was the largest detractor from Fund performance. Rare earths are the 17 metals (or chemical elements), which are necessary for many of today’s new technologies such as hybrid/electric vehicles and turbines. Ninety-seven percent of these elements are located in China, where the government has been reducing export quotas to ensure adequate domestic supply. We underestimated the effect the global economic slowdown would have on rare earth demand and prices. Based on these developments, we exited our position.

The Fund seeks to manage risk by focusing on business risk (competition, management, regulations), valuation risk (purchase price at what we believe provides a large enough margin of safety), financial risk (leverage and capital structure), and analysis risk (our assumptions). Our objective is not to predict how markets may perform in a given year. Instead, we aim to create a portfolio of unique companies with different end markets because, in our experience, this is the best way to manage market risk over time.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Asset Fund	September 30, 2012

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2012

Shares		Cost	Value

Common Stocks (97.72%)

Consumer Discretionary (24.89%)
	Apparel, Accessories & Luxury Goods (4.11%)
325,000	Fossil, Inc.[1]	$26,556,203	$27,527,500
425,000	Ralph Lauren Corp.	7,872,679	64,272,750

		34,428,882	91,800,250
	Automotive Retail (0.95%)
750,000	CarMax, Inc.[1]	14,772,082	21,225,000
	Broadcasting (3.30%)
1,000,000	Discovery Communications, Inc., Cl A1	26,436,248	59,630,000
135,000	Liberty Media Corp., Cl A1	10,649,939	14,062,950

		37,086,187	73,692,950
	Casinos & Gaming (2.46%)
475,000	Wynn Resorts Ltd.	1,577,883	54,834,000
	Education Services (0.33%)
325,000	DeVry, Inc.	546,016	7,397,000
	Hotels, Resorts & Cruise Lines (2.86%)
800,000	Choice Hotels International, Inc.	3,917,852	25,592,000
950,000	Hyatt Hotels Corp., Cl A1	27,999,257	38,142,500

		31,917,109	63,734,500
	Internet Retail (3.79%)
1,102,295	HomeAway, Inc.[1]	29,580,281	25,848,818
95,000	priceline.com, Inc.[1]	15,427,152	58,779,350

		45,007,433	84,628,168
	Leisure Facilities (2.58%)
1,000,000	Vail Resorts, Inc.	19,491,425	57,650,000
	Specialty Stores (4.51%)
800,000	Dick’s Sporting Goods, Inc.	21,892,096	41,480,000
500,000	Tiffany & Co.	15,543,940	30,940,000
285,000	Tractor Supply Co.	18,855,913	28,183,650

		56,291,949	100,603,650

Total Consumer Discretionary		241,118,966	555,565,518

Energy (5.49%)
	Oil & Gas Drilling (1.23%)
575,000	Helmerich & Payne, Inc.	17,283,720	27,375,750
	Oil & Gas Equipment & Services (2.08%)
235,000	Core Laboratories N.V.[2]	16,127,180	28,547,800
225,000	Oil States International, Inc.[1]	15,532,494	17,878,500

		31,659,674	46,426,300
	Oil & Gas Exploration & Production (2.18%)
264,500	Concho Resources, Inc.[1]	11,663,100	25,061,375
500,000	Whiting Petroleum Corp.[1]	16,936,666	23,690,000

		28,599,766	48,751,375

Total Energy		77,543,160	122,553,425

Financials (12.90%)
	Asset Management & Custody Banks (1.41%)
375,000	Eaton Vance Corp.	6,710,440	10,860,000
325,000	T. Rowe Price Group, Inc.	7,848,785	20,572,500

		14,559,225	31,432,500
	Investment Banking & Brokerage (2.15%)
3,750,000	The Charles Schwab Corp.	5,193,364	47,962,500
Shares		Cost	Value

Common Stocks (continued)

Financials (continued)
	Office REITs (1.92%)
100,000	Alexander’s, Inc.[4]	$4,948,507	$42,749,000
	Property & Casualty Insurance (3.36%)
1,800,000	Arch Capital Group Ltd.[1,2]	19,762,437	75,024,000
	Real Estate Services (1.77%)
2,150,000	CBRE Group, Inc., Cl A1	29,247,253	39,581,500
	Regional Banks (0.69%)
450,000	First Republic Bank	11,878,902	15,507,000
	Specialized Finance (1.60%)
1,000,000	MSCI, Inc.[1]	29,310,561	35,790,000

Total Financials		114,900,249	288,046,500

Health Care (14.56%)
	Health Care Distributors (1.24%)
350,000	Henry Schein, Inc.[1]	9,382,832	27,744,500
	Health Care Equipment (5.49%)
860,000	IDEXX Laboratories, Inc.[1]	33,855,475	85,441,000
75,000	Intuitive Surgical, Inc.[1]	10,179,705	37,172,250

		44,035,180	122,613,250
	Health Care Technology (1.48%)
425,000	Cerner Corp.[1]	20,277,843	32,899,250
	Life Sciences Tools & Services (4.19%)
700,000	Illumina, Inc.[1]	30,936,268	33,740,000
350,000	Mettler-Toledo International, Inc.[1]	23,777,639	59,759,000

		54,713,907	93,499,000
	Pharmaceuticals (2.16%)
415,000	Perrigo Co.	32,939,584	48,210,550

Total Health Care		161,349,346	324,966,550

Industrials (15.81%)
	Air Freight & Logistics (1.31%)
500,000	C.H. Robinson Worldwide, Inc.	9,138,251	29,275,000
	Diversified Support Services (0.44%)
508,873	Ritchie Bros.Auctioneers, Inc.[2]	11,647,311	9,785,628
	Electrical Components & Equipment (1.55%)
315,000	Roper Industries, Inc.	27,132,157	34,615,350
	Environmental & Facilities Services (1.72%)
425,000	Stericycle, Inc.[1]	12,054,212	38,471,000
	Industrial Machinery (1.48%)
900,000	Colfax Corp.[1]	28,585,762	33,003,000
	Research & Consulting Services (6.32%)
175,000	IHS, Inc., Cl A1	16,776,265	17,036,250
1,600,000	Nielsen Holdings N.V.[1,2]	40,612,243	47,968,000
1,600,000	Verisk Analytics, Inc., Cl A1	42,492,692	76,176,000

		99,881,200	141,180,250
	Trading Companies & Distributors (2.99%)
1,550,000	Fastenal Co.	28,686,798	66,634,500

Total Industrials		217,125,691	352,964,728

12	See Notes to Financial Statements.

September 30, 2012	Baron Asset Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2012

Shares		Cost	Value

Common Stocks (continued)

Information Technology (18.84%)
	Application Software (5.80%)
800,000	ANSYS, Inc.[1]	$26,291,690	$58,720,000
525,000	FactSet Research Systems, Inc.	28,837,256	50,620,500
550,000	Splunk, Inc.[1]	16,126,466	20,196,000

		71,255,412	129,536,500
	Data Processing & Outsourced Services (1.46%)
725,000	FleetCor Technologies, Inc.[1]	26,676,932	32,480,000
	Internet Software & Services (2.02%)
250,000	LinkedIn Corp., Cl A1	16,334,647	30,100,000
225,000	Rackspace Hosting, Inc.[1]	10,003,387	14,870,250

		26,338,034	44,970,250
	IT Consulting & Other Services (8.13%)
445,000	Equinix, Inc.[1,4]	34,821,001	91,692,250
1,950,000	Gartner, Inc.[1]	43,568,196	89,875,500

		78,389,197	181,567,750
	Systems Software (1.43%)
650,000	MICROS Systems, Inc.[1]	31,951,081	31,928,000

Total Information Technology		234,610,656	420,482,500

Materials (1.29%)
	Industrial Gases (1.29%)
350,000	Airgas, Inc.	23,451,908	28,805,000

Telecommunication Services (3.94%)
	Wireless Telecommunication Services (3.94%)
1,400,000	SBA Communications Corp., Cl A1	45,258,201	88,060,000

Total Common Stocks		1,115,358,177	2,181,444,221

Private Equity Investments (1.46%)

Consumer Discretionary (0.40%)
	Hotels, Resorts & Cruise Lines (0.40%)
5,200,000	Kerzner International Holdings Ltd., Cl A1,2,3,4,6	52,000,000	8,944,000

Financials (1.06%)
	Asset Management & Custody Banks (1.06%)
7,056,223	Windy City Investments Holdings, L.L.C.[1,3,4,6]	34,581,904	23,708,908

Total Private Equity Investments		86,581,904	32,652,908

	Principal
	Amount	Cost	Value

Short Term Investments (1.27%)

$28,268,278	Repurchase Agreement with
	Fixed Income Clearing Corp.,
	dated 9/28/2012, 0.01% due
	10/1/2012; Proceeds at
	maturity - $28,268,301; (Fully
	collateralized by $28,200,000
	U.S. Treasury Note, 1.75%
	due 5/15/2022;
	Market value - $28,834,500)[5]	$28,268,278	$28,268,278

	Total Investments (100.45%)	$1,230,208,359	2,242,365,407

	Liabilities Less Cash and Other Assets (-0.45%)		(10,035,953)

	Net Assets		$2,232,329,454

	Retail Shares (Equivalent to $52.03 per share
	based on 35,470,011 shares outstanding)		$1,845,659,948

	Institutional Shares (Equivalent to $52.55
	per share based on 7,357,842 shares
	outstanding)		$386,669,506

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At September 30, 2012, the market value of restricted and fair valued securities amounted to $32,652,908 or 1.46% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	13

Baron Growth Fund	September 30, 2012

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2012

Shares		Cost	Value
Common Stocks (96.06%)
Consumer Discretionary (22.20%)
	Apparel Retail (0.57%)
1,464,900	Cia. Hering SA (Brazil)[2]	$21,638,953	$33,116,965
	Apparel, Accessories & Luxury Goods (2.54%)
2,650,000	Under Armour, Inc., Cl A1	42,798,596	147,949,500
	Automotive Retail (0.39%)
750,000	Penske Automotive Group, Inc.	13,032,060	22,567,500
	Casinos & Gaming (2.59%)
2,000,000	Ameristar Casinos, Inc.[4]	37,023,539	35,600,000
2,669,200	Penn National Gaming, Inc.[1]	75,092,649	115,042,520

		112,116,188	150,642,520
	Distributors (2.67%)
8,400,000	LKQ Corp.[1]	55,029,388	155,400,000
	Education Services (1.59%)
3,275,000	DeVry, Inc.[4]	53,578,543	74,539,000
282,426	Strayer Education, Inc.	18,872,932	18,174,113

		72,451,475	92,713,113
	Home Improvement Retail (1.03%)
1,180,000	Lumber Liquidators Holdings, Inc.[1]	27,982,186	59,802,400
	Hotels, Resorts & Cruise Lines (2.06%)
3,007,500	Choice Hotels International, Inc.[4]	74,341,448	96,209,925
1,258,504	Interval Leisure Group, Inc.	22,148,090	23,823,481

		96,489,538	120,033,406
	Internet Retail (0.10%)
150,000	Blue Nile, Inc.[1]	3,719,156	5,563,500
	Leisure Facilities (2.26%)
2,005,750	Vail Resorts, Inc.[4]	56,368,636	115,631,487
1,333,700	Whistler Blackcomb Holdings, Inc. (Canada) [2]	15,242,539	15,669,042

		71,611,175	131,300,529
	Publishing (1.34%)
1,250,000	Morningstar, Inc.	27,384,748	78,300,000
	Restaurants (1.32%)
450,000	Panera Bread Co., Cl A1	15,602,751	76,900,500
	Specialty Stores (3.74%)
4,200,000	Dick’s Sporting Goods, Inc.	71,202,267	217,770,000

Total Consumer Discretionary		631,058,481	1,292,059,933

Consumer Staples (4.75%)
	Food Distributors (2.04%)
2,032,844	United Natural Foods, Inc.[1]	86,173,290	118,819,732
	Household Products (1.39%)
1,500,000	Church & Dwight Co., Inc.	27,340,828	80,985,000
	Packaged Foods & Meats (1.32%)
500,000	Dole Food Company, Inc.[1]	5,824,595	7,015,000
1,325,000	TreeHouse Foods, Inc.[1]	52,766,413	69,562,500

		58,591,008	76,577,500

Total Consumer Staples		172,105,126	276,382,232

Shares		Cost	Value
Common Stocks (continued)
Energy (6.19%)
	Coal & Consumable Fuels (0.11%)
1,150,000	Ceres, Inc.[1]	$14,950,000	$6,532,000
	Oil & Gas Drilling (0.74%)
900,000	Helmerich & Payne, Inc.	20,239,977	42,849,000
	Oil & Gas Equipment & Services (3.60%)
694,500	CARBO Ceramics, Inc.	45,852,022	43,697,940
800,000	Core Laboratories N.V.[2]	19,051,024	97,184,000
825,000	SEACOR Holdings, Inc.[1]	53,205,863	68,772,000

		118,108,909	209,653,940
	Oil & Gas Exploration & Production (0.68%)
500,000	Denbury Resources, Inc.[1]	2,806,886	8,080,000
247,191	Oasis Petroleum, Inc.[1]	3,460,674	7,284,719
450,000	SM Energy Co.	15,049,961	24,349,500

		21,317,521	39,714,219
	Oil & Gas Storage & Transportation (1.06%)
1,228,082	Targa Resources Corp.	37,352,560	61,821,648

Total Energy		211,968,967	360,570,807

Financials (15.25%)
	Asset Management & Custody Banks (3.90%)
1,994,899	The Carlyle Group LP	43,767,989	52,346,150
2,016,034	Cohen & Steers, Inc.	55,133,349	59,714,927
1,450,000	Eaton Vance Corp.	25,648,439	41,992,000
1,199,681	Financial Engines, Inc.[1]	18,866,956	28,588,398
610,000	Manning & Napier, Inc.	7,338,907	7,435,900
903,253	Oaktree Capital Group, LLC	37,686,392	37,033,373

		188,442,032	227,110,748
	Diversified REITs (0.33%)
712,000	American Assets Trust, Inc.	14,309,605	19,074,480
	Investment Banking & Brokerage (0.17%)
700,000	Jefferies Group, Inc.	6,723,959	9,583,000
	Life & Health Insurance (1.13%)
2,300,000	Primerica, Inc.	50,679,918	65,872,000
	Office REITs (2.34%)
135,000	Alexander’s, Inc.[5]	28,435,048	57,711,150
3,400,000	Douglas Emmett, Inc.	47,518,561	78,438,000

		75,953,609	136,149,150
	Property & Casualty Insurance (3.01%)
4,200,000	Arch Capital Group Ltd.[1,2]	41,487,457	175,056,000
	Real Estate Services (0.36%)
497,568	Zillow, Inc., Cl A1	13,879,991	20,987,418
	Residential REITs (0.47%)
625,000	American Campus Communities, Inc.	17,129,104	27,425,000
	Specialized Finance (2.15%)
3,500,000	MSCI, Inc.[1]	75,747,280	125,265,000
	Specialized REITs (1.39%)
775,000	Alexandria Real Estate Equities, Inc.[5]	29,669,521	56,978,000
900,000	LaSalle Hotel Properties	20,685,153	24,021,000

		50,354,674	80,999,000

Total Financials		534,707,629	887,521,796

14	See Notes to Financial Statements.

September 30, 2012	Baron Growth Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2012

Shares		Cost	Value
Common Stocks (continued)
Health Care (9.19%)
	Health Care Equipment (2.46%)
500,000	Edwards Lifesciences Corp.[1]	$6,708,289	$53,685,000
900,000	IDEXX Laboratories, Inc.[1]	28,558,026	89,415,000

		35,266,315	143,100,000
	Health Care Facilities (2.40%)
300,000	Brookdale Senior Living, Inc.[1]	5,976,500	6,966,000
4,400,000	Community Health Systems, Inc.[1]	87,741,084	128,216,000
225,000	VCA Antech, Inc.[1]	4,667,365	4,439,250

		98,384,949	139,621,250
	Health Care Services (0.12%)
150,000	IPC The Hospitalist Co., Inc.[1]	3,121,417	6,855,000
	Health Care Supplies (0.13%)
175,000	Neogen Corp.[1]	3,887,774	7,472,500
	Health Care Technology (0.08%)
50,000	athenahealth, Inc.[1]	2,445,038	4,588,500
	Life Sciences Tools & Services (2.77%)
575,000	Mettler-Toledo International, Inc.[1]	29,177,373	98,175,500
880,943	TECHNE Corp.	46,631,249	63,375,039

		75,808,622	161,550,539
	Pharmaceuticals (1.23%)
3,037,400	CFR Pharmaceuticals SA,144A, ADR[2,6]	70,243,684	71,713,014

Total Health Care		289,157,799	534,900,803

Industrials (12.72%)
	Diversified Support Services (1.90%)
4,000,000	Copart, Inc.[1]	49,463,498	110,920,000
	Electrical Components & Equipment (1.33%)
3,380,000	Generac Holdings, Inc.[1]	29,374,310	77,368,200
	Environmental & Facilities Services (0.45%)
1,000,000	Tetra Tech, Inc.[1]	20,855,699	26,260,000
	Industrial Machinery (4.05%)
2,315,480	Colfax Corp.[1]	53,608,386	84,908,652
850,000	The Middleby Corp.[1]	74,456,718	98,294,000
400,000	Valmont Industries, Inc.	32,589,034	52,600,000

		160,654,138	235,802,652
	Railroads (2.30%)
2,000,000	Genesee & Wyoming, Inc., Cl A1	32,221,169	133,720,000
	Research & Consulting Services (0.87%)
375,000	IHS, Inc., Cl A1	15,320,116	36,506,250
600,000	Mistras Group, Inc.[1]	7,563,468	13,920,000

		22,883,584	50,426,250
	Trading Companies & Distributors (1.44%)
2,500,000	Air Lease Corp.[1]	59,847,177	51,000,000
485,000	MSC Industrial Direct Co., Inc. Cl A	17,282,737	32,718,100

		77,129,914	83,718,100
	Trucking (0.38%)
475,000	Landstar System, Inc.	11,073,375	22,458,000

Total Industrials		403,655,687	740,673,202

Shares		Cost	Value
Common Stocks (continued)
Information Technology (21.52%)
	Application Software (10.15%)
2,000,000	Advent Software, Inc.[1]	$41,747,215	$49,140,000
2,200,000	ANSYS, Inc.[1]	53,447,672	161,480,000
825,000	Concur Technologies, Inc.[1]	18,214,873	60,827,250
1,600,000	FactSet Research Systems, Inc.	80,624,740	154,272,000
500,000	Guidewire Software, Inc.[1]	13,062,157	15,525,000
1,600,000	Pegasystems, Inc.	49,240,202	46,464,000
1,125,000	RealPage, Inc.[1]	27,700,372	25,425,000
3,087,713	SS&C Technologies Holdings, Inc.[1]	52,369,849	77,841,245

		336,407,080	590,974,495
	Electronic Equipment & Instruments (0.60%)
650,000	FEI Company	24,367,636	34,775,000
	Internet Software & Services (1.63%)
999,653	CoStar Group, Inc.[1]	44,116,616	81,511,706
728,366	LivePerson, Inc.[1]	10,597,891	13,190,708

		54,714,507	94,702,414
	IT Consulting & Other Services (6.30%)
5,608,007	Booz Allen Hamilton Holding Corp.	78,341,564	77,670,897
325,000	Equinix, Inc.[1,5]	9,364,597	66,966,250
2,850,000	Gartner, Inc.[1]	45,787,107	131,356,500
1,525,000	MAXIMUS, Inc.	58,567,377	91,073,000

		192,060,645	367,066,647
	Semiconductor Equipment (1.42%)
1,615,769	Cymer, Inc.[1,4]	80,921,954	82,501,165
	Systems Software (1.42%)
3,975,000	TOTVS SA (Brazil)[2]	54,339,175	82,568,627

Total Information Technology		742,810,997	1,252,588,348

Materials (0.57%)
	Construction Materials (0.22%)
898,903	CaesarStone Sdot-Yam Ltd.[1,2]	10,091,500	12,674,532
	Fertilizers & Agricultural Chemicals (0.35%)
1,476,518	Agrinos AS (Mexico)[1,2]	11,031,310	11,597,918
425,000	Intrepid Potash, Inc.[1]	12,327,019	9,129,000

		23,358,329	20,726,918

Total Materials		33,449,829	33,401,450

Telecommunication Services (0.76%)
	Wireless Telecommunication Services (0.76%)
700,000	SBA Communications Corp., Cl A1	2,584,866	44,030,000

Utilities (2.91%)
	Electric Utilities (2.91%)
2,245,000	ITC Holdings Corp.	69,683,650	169,677,100

Total Common Stocks		3,091,183,031	5,591,805,671

See Notes to Financial Statements.	15

Baron Growth Fund	September 30, 2012

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2012

Shares		Cost	Value
Private Equity Investments (0.82%)
Consumer Discretionary (0.22%)
	Hotels, Resorts & Cruise Lines (0.22%)
7,400,000	Kerzner International Holdings Ltd., Cl A1,2,3,5,7	$74,000,000	$12,728,000

Financials (0.14%)
	Asset Management & Custody Banks (0.14%)
2,375,173	Windy City Investments Holdings, L.L.C.[1,3,5,7]	8,630,998	7,980,583

Health Care (0.09%)
	Health Care Technology (0.09%)
828,286	Castlight Health, Inc.[1,3,5,7]	4,999,998	4,999,998

Utilities (0.37%)
	Independent Power Producers & Energy Traders (0.37%)
4,811,674	Better Place, Inc., Series C Preferred[1,2,3,5,7]	21,845,000	21,845,000

Total Private Equity Investments		109,475,996	47,553,581

Principal
Amount

Short Term Investments (3.73%)

$217,095,122	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/28/2012, 0.01% due 10/1/2012; Proceeds at maturity - $217,095,303; (Fully collateralized by $212,815,000 U.S. Treasury Note, 1.25% due 4/30/2019; Market value - $218,135,375 and $3,135,000 U.S. Treasury Note, 2.00% due 11/15/2021; Market value - $3,301,697)[6]	217,095,122	217,095,122

Total Investments (100.61%)		$3,417,754,149	5,856,454,374

Liabilities Less Cash and Other Assets (-0.61%)			(35,682,281)

Net Assets			$5,820,772,093

Retail Shares (Equivalent to $58.19 per share based on 70,002,569 shares outstanding)			$4,073,520,668

Institutional Shares (Equivalent to $58.70 per share based on 29,764,909 shares outstanding)			$1,747,251,425

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2012, the market value of restricted and fair valued securities amounted to $47,553,581 or 0.82% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	See Note 9 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At September 30, 2012, the market value of Rule 144A securities amounted to $71,713,014 or 1.23% of net assets.

All securities are Level 1, unless otherwise noted.

16	See Notes to Financial Statements.

September 30, 2012	Baron Small Cap Fund

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2012

Shares		Cost	Value
Common Stocks (96.66%)
Consumer Discretionary (22.37%)
	Advertising (0.78%)
2,000,000	National CineMedia, Inc.	$33,889,974	$32,740,000
	Apparel, Accessories & Luxury Goods (4.09%)
750,000	Fossil, Inc.[1]	18,631,305	63,525,000
2,800,000	Iconix Brand Group, Inc.[1]	42,475,669	51,072,000
6,500,000	Quiksilver, Inc.[1]	21,245,177	21,580,000
1,500,000	Tumi Holdings, Inc.[1]	29,373,217	35,310,000

		111,725,368	171,487,000
	Broadcasting (3.10%)
1,250,000	Liberty Media Corp., Cl A1	18,535,651	130,212,500
	Casinos & Gaming (4.11%)
3,064,000	Penn National Gaming, Inc.[1]	79,972,017	132,058,400
350,000	Wynn Resorts Ltd.	3,263,528	40,404,000

		83,235,545	172,462,400
	Education Services (0.46%)
300,000	Strayer Education, Inc.	25,970,513	19,305,000
	Footwear (0.66%)
1,700,000	Crocs, Inc.[1]	30,966,021	27,557,000
	Home Improvement Retail (1.39%)
1,150,000	Lumber Liquidators Holdings, Inc.[1]	24,079,432	58,282,000
	Homefurnishing Retail (0.84%)
1,250,000	Mattress Firm Holding Corp.[1]	30,943,654	35,187,500
	Hotels, Resorts & Cruise Lines (0.59%)
17,028,000	Mandarin Oriental Int’l Ltd. (Singapore)[2]	34,275,510	24,605,460
	Internet Retail (1.61%)
2,000,000	HomeAway, Inc.[1]	48,464,917	46,900,000
3,035,227	Vitacost.com, Inc.[1,4]	28,626,533	20,578,839

		77,091,450	67,478,839
	Movies & Entertainment (1.44%)
1,500,000	The Madison Square Garden Co., Cl A1	38,878,075	60,405,000
	Restaurants (3.30%)
800,000	BJ’s Restaurants, Inc.[1]	33,281,173	36,280,000
1,600,000	Bravo Brio Restaurant Group, Inc.[1,4]	24,392,669	23,280,000
1,650,000	The Cheesecake Factory, Inc.	39,429,178	58,987,500
2,500,000	Krispy Kreme Doughnuts, Inc.[1]	17,646,134	19,825,000

		114,749,154	138,372,500

Total Consumer Discretionary		624,340,347	938,095,199

Consumer Staples (2.29%)
	Food Distributors (2.29%)
1,750,000	The Chefs’ Warehouse, Inc.[1,4]	26,761,792	28,665,000
1,150,000	United Natural Foods, Inc.[1]	47,593,385	67,217,500

Total Consumer Staples		74,355,177	95,882,500

Energy (7.30%)
	Oil & Gas Equipment & Services (3.16%)
500,000	C&J Energy Services, Inc.[1]	12,906,658	9,950,000
500,000	CARBO Ceramics, Inc.	34,457,138	31,460,000
450,000	Core Laboratories N.V.[2]	17,021,125	54,666,000
1,500,000	Forum Energy Technologies, Inc.[1]	30,927,213	36,480,000

		95,312,134	132,556,000
Shares		Cost	Value
Common Stocks (continued)
Energy (continued)
	Oil & Gas Exploration & Production (1.34%)
5,627,689	Halcon Resources Corp.[1]	$45,393,681	$41,250,960
500,000	Oasis Petroleum, Inc.[1]	7,000,000	14,735,000

		52,393,681	55,985,960
	Oil & Gas Storage & Transportation (2.80%)
260,000	Golar LNG Ltd.[2]	8,067,189	10,033,400
1,500,000	Golar LNG Partners L.P.[2]	36,895,962	48,060,000
901,330	Susser Petroleum Partners LP1,4	20,030,798	21,622,907
750,000	Targa Resources Corp.	17,965,719	37,755,000

		82,959,668	117,471,307

Total Energy		230,665,483	306,013,267

Financials (5.54%)
	Asset Management & Custody Banks (0.94%)
1,650,000	Financial Engines, Inc.[1]	25,939,078	39,319,500
	Office REITs (1.43%)
750,000	SL Green Realty Corp.	17,178,705	60,052,500
	Real Estate Services (0.66%)
1,500,000	CBRE Group, Inc., Cl A1	7,261,912	27,615,000
	Specialized Finance (0.96%)
1,126,513	MSCI, Inc.[1]	25,427,990	40,317,900
	Specialized REITs (1.55%)
2,000,000	Chesapeake Lodging Trust[4]	35,285,655	39,740,000
950,000	LaSalle Hotel Properties	21,642,722	25,355,500

		56,928,377	65,095,500

Total Financials		132,736,062	232,400,400

Health Care (9.50%)
	Health Care Equipment (4.81%)
670,922	IDEXX Laboratories, Inc.[1]	21,699,129	66,656,101
1,250,000	Insulet Corp.[1]	22,662,247	26,975,000
150,000	Intuitive Surgical, Inc.[1]	2,175,000	74,344,500
1,400,000	Masimo Corp.[1]	30,320,821	33,852,000

		76,857,197	201,827,601
	Health Care Facilities (2.53%)
2,985,000	Brookdale Senior Living, Inc.[1]	53,151,499	69,311,700
1,750,000	Emeritus Corp.[1]	50,131,389	36,645,000

		103,282,888	105,956,700
	Health Care Supplies (0.40%)
1,200,000	Endologix, Inc.[1]	15,625,234	16,584,000
	Life Sciences Tools & Services (1.76%)
300,000	Covance, Inc.[1]	10,515,514	14,007,000
350,000	Mettler-Toledo International, Inc.[1]	20,860,002	59,759,000

		31,375,516	73,766,000

Total Health Care		227,140,835	398,134,301

See Notes to Financial Statements.	17

Baron Small Cap Fund	September 30, 2012

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2012

Shares		Cost	Value
Common Stocks (continued)
Industrials (20.08%)
	Aerospace & Defense (4.28%)
3,000,000	The KEYW Holding Corp.[1,4]	$34,301,184	$37,500,000
1,000,000	TransDigm Group, Inc.[1]	23,025,486	141,870,000

		57,326,670	179,370,000
	Air Freight & Logistics (0.35%)
1,200,000	XPO Logistics, Inc.[1,4]	19,164,182	14,688,000
	Construction & Farm Machinery & Heavy Trucks (0.11%)
1,000,000	Accuride Corp.[1]	14,427,690	4,660,000
	Diversified Support Services (0.80%)
1,750,000	Ritchie Bros. Auctioneers, Inc.[2]	32,711,666	33,652,500
	Electrical Components & Equipment (3.04%)
1,000,000	Acuity Brands, Inc.	54,396,209	63,290,000
1,350,000	Polypore International, Inc.[1]	50,296,058	47,722,500
650,000	Thermon Group Holdings, Inc.[1]	14,556,940	16,243,500

		119,249,207	127,256,000
	Environmental & Facilities Services (3.26%)
1,250,000	Clean Harbors, Inc.[1]	32,305,284	61,062,500
2,500,000	Waste Connections, Inc.	44,418,371	75,625,000

		76,723,655	136,687,500
	Human Resource & Employment Services (0.48%)
1,000,000	On Assignment, Inc.[1]	17,397,767	19,920,000
	Industrial Machinery (3.65%)
1,022,540	Blount International, Inc.[1]	13,424,434	13,456,626
800,000	Graco, Inc.	18,336,909	40,224,000
750,000	Nordson Corp.	22,985,459	43,965,000
1,800,000	Rexnord Corp.[1]	33,586,204	32,796,000
529,983	Tennant Co.	19,452,795	22,693,872

		107,785,801	153,135,498
	Office Services & Supplies (0.41%)
1,300,000	Interface, Inc.	17,528,280	17,173,000
	Railroads (1.29%)
809,050	Genesee & Wyoming, Inc., Cl A1	22,253,549	54,093,083
	Research & Consulting Services (1.56%)
1,335,772	Acacia Research Corp.[1]	47,646,622	36,613,511
1,250,000	Mistras Group, Inc.[1]	14,680,295	29,000,000

		62,326,917	65,613,511
	Trading Companies & Distributors (0.85%)
1,750,000	Air Lease Corp.[1]	42,316,017	35,700,000

Total Industrials		589,211,401	841,949,092

Information Technology (23.41%)
	Application Software (6.98%)
1,300,000	ACI Worldwide, Inc.[1]	48,157,496	54,938,000
1,750,000	Advent Software, Inc.[1]	31,149,679	42,997,500
1,250,000	Guidewire Software, Inc.[1]	31,971,364	38,812,500
2,750,000	RealPage, Inc.[1]	56,541,933	62,150,000
500,000	Synchronoss Technologies, Inc.[1]	15,138,475	11,450,000
804,700	The Ultimate Software Group, Inc.[1]	23,895,824	82,159,870

		206,854,771	292,507,870
Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)
	Data Processing & Outsourced Services (2.15%)
1,000,000	FleetCor Technologies, Inc.[1]	$25,103,189	$44,800,000
650,000	Wright Express Corp.[1]	30,423,456	45,318,000

		55,526,645	90,118,000
	Electronic Components (1.01%)
1,000,000	Rogers Corp.[1,4]	43,765,303	42,360,000
	Electronic Equipment & Instruments (4.63%)
1,700,000	Cognex Corp.	57,746,835	58,786,000
625,000	Coherent, Inc.[1]	30,351,577	28,662,500
1,150,000	FEI Company	47,367,864	61,525,000
1,000,000	FLIR Systems, Inc.	5,859,777	19,975,000
1,000,000	National Instruments Corp.	18,830,478	25,170,000

		160,156,531	194,118,500
	Electronic Manufacturing Services (0.44%)
1,750,000	Mercury Computer Systems, Inc.[1,4]	32,185,131	18,585,000
	Internet Software & Services (0.72%)
1,000,000	Bazaarvoice, Inc.[1]	16,072,402	15,150,000
1,204,321	Velti plc[1,2]	18,660,603	10,080,167
2,545,455	Viggle, Inc.[1,3,4,6]	13,000,000	4,734,546

		47,733,005	29,964,713
	IT Consulting & Other Services (6.77%)
875,000	Equinix, Inc.[1,5]	55,025,037	180,293,750
2,250,000	Gartner, Inc.[1]	41,942,703	103,702,500

		96,967,740	283,996,250
	Semiconductor Equipment (0.49%)
400,000	Cymer, Inc.[1]	22,287,893	20,424,000
	Systems Software (0.22%)
400,000	Infoblox, Inc.[1]	7,582,664	9,300,000

Total Information Technology		673,059,683	981,374,333

Materials (1.45%)
	Diversified Metals & Mining (1.45%)
4,000,000	Globe Specialty Metals, Inc.[4]	46,608,066	60,880,000

Telecommunication Services (4.32%)
	Wireless Telecommunication Services (4.32%)
3,899,000	Sarana Menara Nusantara Tbk PT (Indonesia)[1,2,6]	8,209,097	8,107,638
2,750,000	SBA Communications Corp., Cl A1	26,849,041	172,975,000

Total Telecommunication Services		35,058,138	181,082,638

Utilities (0.40%)
	Electric Utilities (0.40%)
225,000	ITC Holdings Corp.	9,427,959	17,005,500

Total Common Stocks		2,642,603,151	4,052,817,230

18	See Notes to Financial Statements.

September 30, 2012	Baron Small Cap Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2012

Shares		Cost	Value
Private Equity Investments (0.26%)
Consumer Discretionary (0.26%)
	Hotels, Resorts & Cruise Lines (0.14%)
3,500,000	Kerzner International Holdings Ltd., Cl A1,2,3,5,7	$35,000,000	$6,020,000
	Movies & Entertainment (0.12%)
1,250,000	SFX Holding Corporation[1,3,5,7]	5,000,000	5,000,000

Total Private Equity Investments		40,000,000	11,020,000

Warrants (0.02%)

Consumer Discretionary (0.01%)
	Internet Retail (0.01%)
242,589	Vitacost.com, Inc. Warrants, Exp 2/16/2015[1,3,4,6]	30,234	363,884

Information Technology (0.01%)
	Internet Software & Services (0.01%)
545,455	Viggle, Inc. Warrants, Callable, Exp 4/27/2015[1,3,4,6]	0	0
2,000,000	Viggle, Inc. Warrants, Non-callable, Exp 8/22/2014[1,3,4,6]	0	180,000

Total Information Technology		0	180,000

Total Warrants		30,234	543,884

Principal
Amount

Short Term Investments (2.83%)

$118,671,258	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/28/2012, 0.01% due 10/1/2012; Proceeds at maturity - $118,671,357; (Fully collateralized by $69,865,000 U.S. Treasury Note, 2.00% - due 11/15/2021; Market value $73,579,932 and $46,425,000 U.S. Treasury Note, 1.75% due 5/15/2022; Market value $47,469,563)[6]	118,671,258	118,671,258

Total Investments (99.77%)		$2,801,304,643	4,183,052,372

Cash and Other Assets Less Liabilities (0.23%)			9,771,002

Net Assets			$4,192,823,374

Retail Shares (Equivalent to $26.14 per share based on 117,919,337 shares outstanding)			$3,081,832,626

Institutional Shares (Equivalent to $26.36 per share based on 42,150,879 shares outstanding)			$1,110,990,748

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2012, the market value of restricted and fair valued securities amounted to $16,298,430 or 0.39% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	See Note 9 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	19

Baron Opportunity Fund	September 30, 2012

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2012

Shares		Cost	Value
Common Stocks (95.08%)
Consumer Discretionary (20.11%)
	Apparel, Accessories & Luxury Goods (4.00%)
65,500	Fossil, Inc.[1]	$4,970,688	$5,547,850
80,500	lululemon athletica, inc.[1]	4,057,057	5,952,170
182,350	Tumi Holdings, Inc.[1]	3,748,841	4,292,519

		12,776,586	15,792,539
	Automobile Manufacturers (1.03%)
138,500	Tesla Motors, Inc.[1]	4,284,024	4,055,280
	Automotive Retail (1.40%)
195,370	CarMax, Inc.[1]	5,268,030	5,528,971
	Broadcasting (5.15%)
174,300	Discovery Communications, Inc., Series C1	6,677,021	9,767,772
101,400	Liberty Media Corp., Cl A1	6,480,876	10,562,838

		13,157,897	20,330,610
	Hotels, Resorts & Cruise Lines (1.20%)
81,500	Starwood Hotels & Resorts Worldwide, Inc.	4,758,708	4,723,740
	Internet Retail (7.33%)
135,500	Blue Nile, Inc.[1]	4,707,526	5,025,695
338,222	HomeAway, Inc.[1]	8,104,812	7,931,306
13,136	priceline.com, Inc.[1]	3,529,550	8,127,637
252,900	Shutterfly, Inc.[1]	7,043,709	7,870,248

		23,385,597	28,954,886

Total Consumer Discretionary		63,630,842	79,386,026

Energy (7.81%)
	Oil & Gas Equipment & Services (4.21%)
111,668	CARBO Ceramics, Inc.	8,745,771	7,026,151
120,570	Oil States International, Inc.[1]	8,605,378	9,580,492

		17,351,149	16,606,643
	Oil & Gas Exploration & Production (1.45%)
194,881	Oasis Petroleum, Inc.[1]	3,674,466	5,743,143
	Oil & Gas Storage & Transportation (2.15%)
220,260	Golar LNG Ltd.[2]	8,157,798	8,499,833

Total Energy		29,183,413	30,849,619

Financials (2.54%)
	Real Estate Services (1.47%)
315,000	CBRE Group, Inc., Cl A1	5,980,394	5,799,150
	Specialized Finance (1.07%)
118,100	MSCI, Inc.[1]	2,716,500	4,226,799

Total Financials		8,696,894	10,025,949

Shares		Cost	Value
Common Stocks (continued)
Health Care (9.44%)
	Health Care Equipment (5.03%)
38,000	Edwards Lifesciences Corp.[1]	$3,291,428	$4,080,060
12,600	Intuitive Surgical, Inc.[1]	3,889,511	6,244,938
393,344	Masimo Corp.[1]	9,589,420	9,511,058

		16,770,359	19,836,056
	Health Care Technology (2.03%)
42,128	athenahealth, Inc.[1]	2,233,458	3,866,086
53,597	Cerner Corp.[1]	3,440,265	4,148,944

		5,673,723	8,015,030
	Life Sciences Tools & Services (2.38%)
195,000	Illumina, Inc.[1]	8,384,441	9,399,000

Total Health Care		30,828,523	37,250,086

Industrials (7.96%)
	Electrical Components & Equipment (2.59%)
289,368	Polypore International, Inc.[1]	11,080,531	10,229,159
	Environmental & Facilities Services (1.04%)
156,500	Tetra Tech, Inc.[1]	3,377,195	4,109,690
	Research & Consulting Services (4.33%)
72,000	IHS, Inc., Cl A1	6,967,679	7,009,200
212,000	Verisk Analytics, Inc., Cl A1	10,105,015	10,093,320

		17,072,694	17,102,520

Total Industrials		31,530,420	31,441,369

Information Technology (40.20%)
	Application Software (13.18%)
166,150	ANSYS, Inc.[1]	6,482,776	12,195,410
61,000	Citrix Systems, Inc.[1]	4,497,952	4,670,770
43,300	FactSet Research Systems, Inc.	2,864,164	4,174,986
263,620	Guidewire Software, Inc.[1]	6,869,235	8,185,401
519,610	RealPage, Inc.[1]	10,149,978	11,743,186
46,500	salesforce.com, inc.[1]	5,628,192	7,100,085
107,856	Splunk, Inc.[1]	3,198,752	3,960,472

		39,691,049	52,030,310
	Internet Software & Services (10.26%)
512,700	Bazaarvoice, Inc.[1]	7,231,521	7,767,405
81,000	CoStar Group, Inc.[1]	3,379,779	6,604,740
159,500	Liquidity Services, Inc.[1]	7,077,859	8,008,495
245,000	LivePerson, Inc.[1]	2,748,322	4,436,950
149,500	Rackspace Hosting, Inc.[1]	6,260,143	9,880,455
454,500	Velti plc[1,2]	4,100,637	3,804,165

		30,798,261	40,502,210
	IT Consulting & Other Services (8.42%)
303,600	Acxiom Corp.[1]	4,454,209	5,546,772
78,000	Equinix, Inc.[1,4]	2,477,614	16,071,900
252,644	Gartner, Inc.[1]	4,793,425	11,644,362

		11,725,248	33,263,034

20	See Notes to Financial Statements.

September 30, 2012	Baron Opportunity Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2012

Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)
	Semiconductor Equipment (1.02%)
79,000	Cymer, Inc.[1]	$4,528,199	$4,033,740
	Semiconductors (1.44%)
55,926	Mellanox Technologies Ltd.[1,2]	2,151,744	5,678,167
	Systems Software (5.88%)
111,000	Check Point Software Technologies Ltd.[1,2]	5,290,627	5,345,760
207,500	Infoblox, Inc.[1]	3,975,830	4,824,375
162,500	MICROS Systems, Inc.[1]	8,071,159	7,982,000
89,000	Red Hat, Inc.[1]	4,813,468	5,067,660

		22,151,084	23,219,795

Total Information Technology		111,045,585	158,727,256

Materials (3.00%)
	Fertilizers & Agricultural Chemicals (1.43%)
718,202	Agrinos AS (Mexico)[1,2]	5,190,410	5,641,413
	Specialty Chemicals (1.57%)
94,900	Cytec Industries, Inc.	6,085,671	6,217,848

Total Materials		11,276,081	11,859,261

Telecommunication Services (4.02%)
	Wireless Telecommunication Services (4.02%)
252,500	SBA Communications Corp., Cl A1	5,712,022	15,882,250

Total Common Stocks		291,903,780	375,421,816

Private Equity Investments (1.01%)

Health Care (0.38%)
	Health Care Technology (0.38%)
248,486	Castlight Health, Inc.[1,3,4,6]	1,500,001	1,500,001

Utilities (0.63%)
	Independent Power Producers & Energy Traders (0.63%)
550,661	Better Place, Inc., Series C Preferred[1,2,3,4,6]	2,500,001	2,500,001

Total Private Equity Investments		4,000,002	4,000,002

Principal Amount		Cost	Value
Short Term Investments (3.84%)
$ 15,152,549	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/28/2012, 0.01% due 10/1/2012; Proceeds at maturity - $15,152,562; (Fully collateralized by $15,080,000 U.S. Treasury Note, 1.25% due 4/30/2019; Market value - $15,457,000)[5]	$15,152,549	$15,152,549

Total Investments (99.93%)		$311,056,331	394,574,367

Cash and Other Assets Less Liabilities (0.07%)			290,984

Net Assets			$394,865,351

Retail Shares (Equivalent to $15.61 per share based on 21,293,269 shares outstanding)			$332,426,172

Institutional Shares (Equivalent to $15.75 per share based on 3,964,131 shares outstanding)			$62,439,179

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2012, the market value of restricted and fair valued securities amounted to $4,000,002 or 1.01% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Fifth Avenue Growth Fund	September 30, 2012

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2012

Shares		Cost	Value
Common Stocks (96.05%)
Consumer Discretionary (19.65%)
	Advertising (1.51%)
15,781	Omnicom Group, Inc.	$687,262	$813,668
	Broadcasting (3.20%)
16,519	Liberty Media Corp., Cl A1	1,033,750	1,720,784
	Casinos & Gaming (2.60%)
12,092	Wynn Resorts Ltd.	1,490,450	1,395,901
	Education Services (1.93%)
62,082	New Oriental Education &
	Technology Group, ADR[2]	1,493,338	1,034,907
	Internet Retail (7.61%)
10,594	Amazon.com, Inc.[1]	1,589,650	2,694,266
2,258	priceline.com, Inc.[1]	1,222,171	1,397,092

		2,811,821	4,091,358
	Restaurants (2.80%)
22,693	YUM! Brands, Inc.	1,230,967	1,505,454

Total Consumer Discretionary		8,747,588	10,562,072

Consumer Staples (3.29%)
	Hypermarkets & Super Centers (1.51%)
8,121	Costco Wholesale Corp.	463,230	813,115
	Packaged Foods & Meats (1.78%)
13,027	Mead Johnson Nutrition Co.	930,782	954,619

Total Consumer Staples		1,394,012	1,767,734

Energy (2.01%)
	Oil & Gas Storage & Transportation (2.01%)
27,992	Golar LNG Ltd.[2]	1,144,147	1,080,211

Financials (11.91%)
	Asset Management & Custody Banks (1.50%)
61,405	Cetip SA - Mercados Organizados (Brazil)[2]	847,778	805,709
	Diversified Banks (1.57%)
20,990	ICICI Bank Limited, ADR[2]	729,245	842,539
	Diversified Real Estate Activities (3.35%)
52,246	Brookfield Asset Management, Inc., Cl A2	1,561,279	1,803,009
	Specialized Finance (5.49%)
169,236	BM&FBOVESPA SA (Brazil)[2]	896,612	1,022,637
33,613	CME Group, Inc.	1,730,651	1,926,025

		2,627,263	2,948,662

Total Financials		5,765,565	6,399,919

Health Care (5.67%)
	Health Care Equipment (2.40%)
2,604	Intuitive Surgical, Inc.[1]	802,968	1,290,620
	Life Sciences Tools & Services (3.27%)
36,445	Illumina, Inc.[1]	1,358,423	1,756,649

Total Health Care		2,161,391	3,047,269

Shares		Cost	Value
Common Stocks (continued)
Industrials (5.69%)
	Aerospace & Defense (1.17%)
3,849	Precision Castparts Corp.	$611,550	$628,696
	Research & Consulting Services (2.25%)
25,402	Verisk Analytics, Inc., Cl A1	965,542	1,209,389
	Trading Companies & Distributors (2.27%)
28,461	Fastenal Co.	631,611	1,223,538

Total Industrials		2,208,703	3,061,623

Information Technology (42.11%)
	Application Software (3.11%)
15,833	Citrix Systems, Inc.[1]	967,443	1,212,333
3,020	salesforce.com, inc.[1]	350,713	461,124

		1,318,156	1,673,457
	Communications Equipment (2.78%)
23,913	QUALCOMM, Inc.	1,411,633	1,494,323
	Computer Hardware (8.49%)
6,839	Apple, Inc.	1,620,002	4,563,391
	Data Processing & Outsourced Services (6.48%)
3,310	MasterCard, Inc., Cl A	984,938	1,494,399
14,815	Visa, Inc., Cl A	1,294,253	1,989,358

		2,279,191	3,483,757
	Internet Software & Services (14.04%)
7,364	Baidu, Inc., ADR[1,2]	884,670	860,262
11,056	eBay, Inc.[1]	538,198	535,221
26,057	Facebook, Inc., Cl A1	773,718	564,134
4,093	Google, Inc., Cl A1	1,829,106	3,088,169
5,533	LinkedIn Corp., Cl A1	412,104	666,173
49,805	Millennial Media, Inc.[1]	647,465	714,702
16,902	Rackspace Hosting, Inc.[1]	725,513	1,117,053

		5,810,774	7,545,714
	IT Consulting & Other Services (4.12%)
10,738	Equinix, Inc.[1,4]	886,625	2,212,565
	Semiconductor Equipment (1.51%)
15,118	ASML Holding N.V.[2]	858,202	811,535
	Systems Software (1.58%)
14,935	Red Hat, Inc.[1]	725,139	850,399

Total Information Technology		14,909,722	22,635,141

Materials (5.72%)
	Diversified Chemicals (2.28%)
14,546	BASF SE (Germany)[2]	998,480	1,227,152
	Fertilizers & Agricultural Chemicals (3.44%)
20,294	Monsanto Co.	1,487,881	1,847,160

Total Materials		2,486,361	3,074,312

Total Common Stocks		38,817,489	51,628,281

22	See Notes to Financial Statements.

September 30, 2012	Baron Fifth Avenue Growth Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2012

Shares		Cost	Value
Private Equity Investments (0.71%)
Utilities (0.71%)
	Independent Power Producers & Energy Traders (0.71%)
83,700	Better Place, Inc., Series C Preferred[1,2,3,4,6]	$379,998	$379,998

Principal
Amount

Short Term Investments (3.65%)

$1,961,394	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/28/2012, 0.01% due 10/1/2012; Proceeds at maturity - $1,961,396; (Fully collateralized by $1,955,000 U.S. Treasury Note, 1.25% due 4/30/2019; Market value - $2,003,875)[5]	1,961,394	1,961,394

Total Investments (100.41%)		$41,158,881	53,969,673

Liabilities Less Cash and Other Assets (-0.41%)			(219,759)

Net Assets			$53,749,914

Retail Shares (Equivalent to $11.83 per share based on 2,945,407 shares outstanding)			$34,851,868

Institutional Shares (Equivalent to $11.89 per share based on 1,589,120 shares outstanding)			$18,898,046

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2012, the market value of restricted and fair valued securities amounted to $379,998 or 0.71% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	23

Baron Funds	September 30, 2012

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2012

				Baron	Baron Fifth
	Baron Asset	Baron Growth	Baron Small	Opportunity	Avenue Growth
	Fund	Fund	Cap Fund	Fund	Fund

Assets:
Investments in securities, at value*
Unaffiliated investments	$2,242,365,407	$5,451,972,797	$3,869,874,196	$394,574,367	$53,969,673
“Affiliated” investments	—	404,481,577	313,178,176	—	—

Total investments in securities, at value	2,242,365,407	5,856,454,374	4,183,052,372	394,574,367	53,969,673
Foreign currency, at value†	—	—	—	30	1
Cash	—	—	—	—	17,383
Receivable for securities sold	2,407,495	346,565	11,571,784	8,459,322	—
Receivable for shares sold	764,957	2,996,205	4,954,388	932,897	1,085,468
Dividends and interest receivable	643,024	1,795,318	1,158,159	118	24,902
Prepaid expenses	15,795	43,028	27,416	2,117	267

	2,246,196,678	5,861,635,490	4,200,764,119	403,968,851	55,097,694

Liabilities:
Payable for securities purchased	12,095,487	—	1,907,461	8,695,445	1,256,781
Payable for shares redeemed	1,446,778	40,222,847	5,618,528	311,282	34,233
Investment advisory fees payable (Note 4)	617	994	231	576	865
Distribution fees payable (Note 4)	35	583	30	674	863
Accrued expenses and other payables	324,307	638,973	414,495	95,523	55,038

	13,867,224	40,863,397	7,940,745	9,103,500	1,347,780

Net Assets	$2,232,329,454	$5,820,772,093	$4,192,823,374	$394,865,351	$53,749,914

Net Assets consist of:
Paid-in capital	$1,069,739,490	$2,862,443,530	$2,713,097,070	$313,376,169	$44,082,931
Undistributed (accumulated) net investment income (loss)	(4,519,568)	28,443,178	(23,706,589)	(2,894,955)	(151,635)
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	154,952,484	491,185,160	121,685,164	866,099	(2,991,990)
Net unrealized appreciation on investments and foreign currency translations	1,012,157,048	2,438,700,225	1,381,747,729	83,518,038	12,810,608

Net Assets	$2,232,329,454	$5,820,772,093	$4,192,823,374	$394,865,351	$53,749,914

Retail Shares:
Net Assets	$1,845,659,948	$4,073,520,668	$3,081,832,626	$332,426,172	$34,851,868

Shares Outstanding ($0.01 par value; indefinite shares authorized)	35,470,011	70,002,569	117,919,337	21,293,269	2,945,407

Net Asset Value Per Share	$52.03	$58.19	$26.14	$15.61	$11.83

Institutional Shares:
Net Assets	$386,669,506	$1,747,251,425	$1,110,990,748	$62,439,179	$18,898,046

Shares Outstanding ($0.01 par value; indefinite shares authorized)	7,357,842	29,764,909	42,150,879	3,964,131	1,589,120

Net Asset Value Per Share	$52.55	$58.70	$26.36	$15.75	$11.89

*Investments in securities, at cost:
Unaffiliated investments	$1,230,208,359	$3,115,520,029	$2,477,153,096	$311,056,331	$41,158,881
“Affiliated” investments	—	302,234,120	324,151,547	—	—

Total investments in securities, at cost	$1,230,208,359	$3,417,754,149	$2,801,304,643	$311,056,331	$41,158,881

†Foreign currency, at cost:	$—	$—	$—	$30	$1

24	See Notes to Financial Statements.

September 30, 2012	Baron Funds

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2012

				Baron	Baron Fifth
	Baron Asset	Baron Growth	Baron Small	Opportunity	Avenue Growth
	Fund	Fund	Cap Fund	Fund	Fund

Investment income:
Income:
Dividends — unaffiliated investments	$24,504,456	$64,943,820	$18,691,987	$524,885	$458,414
Dividends — “affiliated” investments	—	39,408,434	2,770,000	—	—
Interest	4,149	11,331	16,462	1,231	93
Securities lending income	—	92,766	27,985	249,098	—
Foreign taxes withheld on dividends	(113,775)	(716,011)	(206,172)	(4,183)	(10,159)

Total income	24,394,830	103,740,340	21,300,262	771,031	448,348

Expenses:
Investment advisory fees (Note 4)	23,082,755	59,460,511	39,365,204	3,363,704	402,787
Distribution fees — Retail Shares (Note 4)	4,870,235	10,866,563	7,820,581	721,410	73,374
Shareholder servicing agent fees and expenses — Retail Shares	611,190	827,700	514,955	138,758	32,157
Shareholder servicing agent fees and expenses — Institutional Shares	30,591	102,667	73,769	15,357	10,182
Reports to shareholders	704,200	1,811,700	1,037,800	142,700	4,669
Custodian and fund accounting fees	102,133	473,657	192,884	41,775	33,603
Trustee fees and expenses	78,180	204,055	130,880	11,318	801
Registration and filing fees	75,240	121,480	114,960	42,260	26,560
Professional fees	45,289	146,844	78,495	42,144	35,739
Insurance expense	43,594	106,343	66,787	5,456	633
Administration fees	26,511	26,511	26,511	26,511	26,510
Line of credit fees	22,010	58,081	39,292	3,276	477
Miscellaneous expenses	1,384	1,744	1,223	1,482	1,483

Total operating expenses	29,693,312	74,207,856	49,463,341	4,556,151	648,975
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	—	—	—	(73,855)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	—	—	(31,828)

Net expenses	29,693,312	74,207,856	49,463,341	4,556,151	543,292

Net investment income (loss)	(5,298,482)	29,532,484	(28,163,079)	(3,785,120)	(94,944)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments sold — unaffiliated investments	171,302,435	467,191,692	142,340,621	3,391,014	135,187
Net realized gain (loss) on investments sold — “affiliated” investments	—	29,654,807	(22,099,559)	—	—
Net realized gain (loss) on foreign currency transactions	—	(541,602)	12,461	(31,335)	(56,691)
Net change in unrealized appreciation (depreciation) of:
Investments	339,828,168	910,752,858	842,563,579	64,111,018	10,249,019
Foreign currency translations	—	208,388	2	2	(184)

Net gain on investments	511,130,603	1,407,266,143	962,817,104	67,470,699	10,327,331

Net increase in net assets resulting from operations	$505,832,121	$1,436,798,627	$934,654,025	$63,685,579	$10,232,387

See Notes to Financial Statements.	25

Baron Funds	September 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund

	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(5,298,482)	$(10,768,505)	$29,532,484	$(32,694,899)	$(28,163,079)	$(23,502,406)
Net realized gain	171,302,435	344,184,684	496,304,897	732,722,363	120,253,523	303,026,886
Net change in unrealized appreciation	339,828,168	(240,884,984)	910,961,246	(423,488,699)	842,563,581	(303,776,962)

Increase (decrease) in net assets resulting from operations	505,832,121	92,531,195	1,436,798,627	276,538,765	934,654,025	(24,252,482)

Distributions to shareholders from:
Net realized gain on investments — Retail Shares	(295,295,363)	(36,608,080)	(70,607,923)	—	(62,711,476)	—
Net realized gain on investments — Institutional Shares	(44,957,997)	(4,102,537)	(22,801,280)	—	(11,933,831)	—

Decrease in net assets from distributions to shareholders	(340,253,360)	(40,710,617)	(93,409,203)	—	(74,645,307)	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	109,530,493	206,407,108	566,465,559	783,256,081	489,661,271	834,198,906
Proceeds from the sale of shares — Institutional Shares	150,113,893	158,035,997	487,130,832	750,443,066	596,291,795	417,020,031
Net asset value of shares issued in reinvestment of distributions — Retail Shares	287,463,007	35,501,226	68,478,826	—	60,742,912	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	43,162,313	3,978,079	20,899,104	—	10,446,810	—
Cost of shares redeemed — Retail Shares	(614,965,623)	(800,573,643)	(1,667,071,120)	(1,812,333,634)	(1,011,177,996)	(1,037,488,928)
Cost of shares redeemed — Institutional Shares	(122,336,233)	(108,385,325)	(371,034,342)	(197,066,002)	(173,712,082)	(121,981,124)

Increase (decrease) in net assets derived from capital share transactions	(147,032,150)	(505,036,558)	(895,131,141)	(475,700,489)	(27,747,290)	91,748,885

Net increase (decrease) in net assets	18,546,611	(453,215,980)	448,258,283	(199,161,724)	832,261,428	67,496,403

Net Assets:
Beginning of year	2,213,782,843	2,666,998,823	5,372,513,810	5,571,675,534	3,360,561,946	3,293,065,543

End of year	$2,232,329,454	$2,213,782,843	$5,820,772,093	$5,372,513,810	$4,192,823,374	$3,360,561,946

Undistributed (accumulated) net investment income (loss) at end of year	$(4,519,568)	$(233,663)	$28,443,178	$(258,885)	$(23,706,589)	$—

Capital share transactions — Retail Shares
Shares sold	2,199,461	3,687,700	10,646,693	15,087,977	20,068,255	34,224,681
Shares issued in reinvestment of distributions	6,436,700	647,714	1,393,262	—	2,742,754	—
Shares redeemed	(12,448,237)	(14,257,555)	(31,051,472)	(35,222,598)	(41,265,891)	(42,912,694)

Net decrease	(3,812,076)	(9,922,141)	(19,011,517)	(20,134,621)	(18,454,882)	(8,688,013)

Capital share transactions — Institutional Shares
Shares sold	2,999,141	2,782,061	9,003,458	14,556,325	23,973,944	17,262,870
Shares issued in reinvestment of distributions	959,162	72,290	422,375	—	467,976	—
Shares redeemed	(2,460,749)	(1,905,740)	(6,819,618)	(3,770,758)	(7,033,105)	(4,971,165)

Net increase	1,497,554	948,611	2,606,215	10,785,567	17,408,815	12,291,705

26	See Notes to Financial Statements.

September 30, 2012	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Opportunity Fund		Baron Fifth Avenue Growth Fund

	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(3,785,120)	$(3,140,264)	$(94,944)	$(188,697)
Net realized gain	3,359,679	30,640,922	78,496	3,699,728
Net change in unrealized appreciation	64,111,020	(28,903,584)	10,248,835	(3,964,878)

Increase (decrease) in net assets resulting from operations	63,685,579	(1,402,926)	10,232,387	(453,847)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	113,195,896	99,843,614	11,074,077	3,050,164
Proceeds from the sale of shares — Institutional Shares	30,456,183	25,978,090	14,217,880	289,391
Cost of shares redeemed — Retail Shares	(76,098,866)	(73,176,427)	(6,965,740)	(8,346,674)
Cost of shares redeemed — Institutional Shares	(12,263,787)	(15,328,420)	(8,416,478)	(299,679)

Increase (decrease) in net assets derived from capital share transactions	55,289,426	37,316,857	9,909,739	(5,306,798)

Increase (decrease) in net assets	118,975,005	35,913,931	20,142,126	(5,760,645)

Net Assets:
Beginning of year	275,890,346	239,976,415	33,607,788	39,368,433

End of year	$394,865,351	$275,890,346	$53,749,914	$33,607,788

Accumulated net investment loss at end of year	$(2,894,955)	$—	$(151,635)	$—

Capital share transactions — Retail Shares
Shares sold	7,818,334	6,935,681	975,308	298,692
Shares redeemed	(5,266,282)	(5,004,246)	(638,620)	(833,767)

Net increase (decrease)	2,552,052	1,931,435	336,688	(535,075)

Capital share transactions — Institutional Shares
Shares sold	2,058,518	1,795,441	1,226,617	29,991
Shares redeemed	(840,607)	(1,044,429)	(769,582)	(29,170)

Net increase	1,217,911	751,012	457,035	821

See Notes to Financial Statements.	27

Baron Funds	September 30, 2012

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Investment Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers five series (individually, a “Fund” and collectively, the “Funds”): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium-sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in securities of small-sized growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Opportunity Fund seeks capital appreciation through investments primarily in growth companies with market capitalization between $1 billion and $15 billion that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in securities of large-sized growth companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of the regular trading session (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day on which the NYSE is open. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives and the Committee reports to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than 60 days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign markets and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions include gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

September 30, 2012	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

d) Securities Lending. The Funds may lend securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities. At September 30, 2012, the Funds did not have any securities on loan.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g) Restricted Securities. The Funds may invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred.

i) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2012 were as follows:

Fund	Purchases	Sales
Baron Asset Fund	$296,661,944	$771,702,601
Baron Growth Fund	795,156,219	1,746,728,942
Baron Small Cap Fund	1,055,538,340	1,107,784,572
Baron Opportunity Fund	337,131,531	287,298,961
Baron Fifth Avenue Growth Fund	43,601,143	34,926,295

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron Opportunity Fund equal to 1% per annum of the average daily net assets of the respective Funds. The Adviser receives a fee payable monthly from Baron Fifth Avenue Growth Fund equal to 0.90% per annum for daily net assets under $1 billion, 0.85% per annum for daily net assets greater than $1 billion but less than $2 billion and 0.80% per annum for daily net assets greater than $2 billion. For Baron Opportunity Fund and Baron Fifth Avenue Growth Fund, the Adviser has contractually agreed to reduce its fee, to the extent required to limit the net operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses) to 1.50% and 1.30% of average daily net assets of the Retail Shares, and 1.25% and 1.05% of average daily net assets of the Institutional Shares, respectively.

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Retail Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee payable monthly equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of, the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds in that capacity.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (the “Custodian”) to perform accounting and certain administrative services. The Custodian is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

The Funds participate in a committed line of credit agreement with the Custodian to be used for temporary purposes, primarily for financing redemptions. Each Fund may borrow up to the lesser of $100 million or the maximum amount each Fund may borrow under the 1940 Act, the limitations included in each Fund’s prospectus, or any limit or restriction under any law or regulation to which each Fund is subject or any agreement to which each Fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100 million. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight Libor Rate plus a margin of 1.00%. A commitment fee of 0.12% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds. During the year ended September 30, 2012, there were no loans outstanding under the line of credit.

Baron Funds	September 30, 2012

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES

At September 30, 2012, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At September 30, 2012, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Asset Fund
	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Kerzner International Holdings Ltd., Cl A	9/27/2006	$8,944,000
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	23,708,908

Total Restricted Securities:
(Cost $86,581,904)† (1.46% of Net Assets)		$32,652,908

	Baron Growth Fund
	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Better Place, Inc., Series C Preferred	12/1/2011	$21,845,000
Castlight Health, Inc.	4/26/2012	4,999,998
Kerzner International Holdings Ltd., Cl A	9/27/2006	12,728,000
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	7,980,583

Total Restricted Securities:
(Cost $109,475,996)† (0.82% of Net Assets)		$47,553,581

	Baron Small Cap Fund
	Acquisition
Name of Issuer	Date(s)	Value
Common Stocks
Viggle, Inc.	8/25/2011, 4/27/2012	$4,734,546
Private Equity Investments
Kerzner International Holdings Ltd., Cl A	9/27/2006	6,020,000
SFX Holding Corporation	6/6/2012	5,000,000
Warrants
Viggle, Inc. Warrants, Callable, Exp 4/27/2015	4/27/2012	0
Viggle, Inc. Warrants, Non-callable, Exp 8/22/2014	8/25/2011	180,000
Vitacost.com, Inc. Warrants, Exp 2/16/2015	2/17/2012	363,884

Total Restricted Securities:
(Cost $53,030,234)† (0.39% of Net Assets)		$16,298,430

	Baron Opportunity Fund
	Acquisition
Name of Issuer	Date	Value
Private Equity Investments
Better Place, Inc., Series C Preferred	12/1/2011	$2,500,001
Castlight Health, Inc.	4/26/2012	1,500,001

Total Restricted Securities:
(Cost $4,000,002)† (1.01% of Net Assets)		$4,000,002

	Baron Fifth Avenue Growth Fund
	Acquisition
Name of Issuer	Date	Value
Private Equity Investments
Better Place, Inc., Series C Preferred
(Cost $379,998) (0.71% of Net Assets)	12/1/2011	$379,998

† See Statements of Net Assets for cost of individual securities.

September 30, 2012	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•
Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•
Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, whose markets close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Funds’ investments carried at fair value:

	Baron Asset Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$2,181,444,221	$—	$—	$2,181,444,221
Private Equity Investments†	—	—	32,652,908	32,652,908
Short Term Investments	—	28,268,278	—	28,268,278

Total Investments	$2,181,444,221	$28,268,278	$32,652,908	$2,242,365,407

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2012. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2012.

	Baron Growth Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$5,520,092,657	$71,713,014	$—	$5,591,805,671
Private Equity Investments†	—	—	47,553,581	47,553,581
Short Term Investments	—	217,095,122	—	217,095,122

Total Investments	$5,520,092,657	$288,808,136	$47,553,581	$5,856,454,374

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2012. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2012.

† See Statements of Net Assets for additional detailed categorizations.

Baron Funds	September 30, 2012

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Small Cap Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$4,039,975,046	$12,842,184	$—	$4,052,817,230
Private Equity Investments	—	—	11,020,000	11,020,000
Warrants†	—	543,884	—	543,884
Short Term Investments	—	118,671,258	—	118,671,258

Total Investments	$4,039,975,046	$132,057,326	$11,020,000	$4,183,052,372

The fair value of Level 2 investments at September 30, 2011 was $230,021,063. $24,605,460 was transferred out of Level 2 into Level 1 at September 30, 2012 as a result of no longer adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $8,107,638 was transferred out of Level 1 into Level 2 at September 30, 2012 due to a decrease in market activity (e.g. frequency of trades), which resulted in a decrease in available market inputs to determine prices. The fair value of Level 3 investments at September 30, 2011 was $11,995,000. $4,914,546 was transferred out of Level 3 into Level 2 at September 30, 2012 due to a change in pricing methodology. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Opportunity Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$375,421,816	$—	$—	$375,421,816
Private Equity Investments†	—	—	4,000,002	4,000,002
Short Term Investments	—	15,152,549	—	15,152,549

Total Investments	$375,421,816	$15,152,549	$4,000,002	$394,574,367

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2012. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2012.

	Baron Fifth Avenue Growth Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$51,628,281	$—	$—	$51,628,281
Private Equity Investments	—	—	379,998	379,998
Short Term Investments	—	1,961,394	—	1,961,394

Total Investments	$51,628,281	$1,961,394	$379,998	$53,969,673

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2012. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2012.

† See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Baron Asset Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	September 30,	September 30,
Securities	2011	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2012	2012
Private Equity Investments
Consumer
Discretionary	$2,964,000	$—	$—	$5,980,000	$—	$—	$—	$—	$8,944,000	$5,980,000
Financials	21,090,138	—	—	2,618,770	—	—	—	—	23,708,908	2,618,770

Total	$24,054,138	$—	$—	$8,598,770	$—	$—	$—	$—	$32,652,908	$8,598,770

September 30, 2012	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Growth Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	September 30,	September 30,
Securities	2011	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2012	2012
Private Equity Investments
Consumer
Discretionary	$4,218,000	$—	$—	$8,510,000	$—	$—	$—	$—	$12,728,000	$8,510,000
Financials	7,099,087	—	—	881,496	—	—	—	—	7,980,583	881,496
Health Care	—	—	—	—	4,999,998	—	—	—	4,999,998	—
Utilities	—	—	—	—	21,845,000	—	—	—	21,845,000	—

Total	$11,317,087	$—	$—	$9,391,496	$26,844,998	$—	$—	$—	$47,553,581	$9,391,496

	Baron Small Cap Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	September 30,	September 30,
Securities	2011	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2012	2012
Common Stocks
Information
Technology	$9,960,000	$—	$—	$(8,225,454)	$3,000,000	$—	$—	$(4,734,546)	$—	$(8,225,454)
Private Equity Investments
Consumer
Discretionary	1,995,000	—	—	4,025,000	5,000,000	—	—	—	11,020,000	4,025,000
Warrants
Information
Technology	40,000	—	—	140,000	—	—	—	(180,000)	—	140,000

Total	$11,995,000	$—	$—	$(4,060,454)	$8,000,000	$—	$—	$(4,914,546)	$11,020,000	$(4,060,454)

	Baron Opportunity Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	September 30,	September 30,
Securities	2011	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2012	2012
Private Equity Investments
Health Care	$—	$—	$—	$—	$1,500,001	$—	$—	$—	$1,500,001	$—
Utilities	—	—	—	—	2,500,001	—	—	—	2,500,001	—

Total	$—	$—	$—	$—	$4,000,002	$—	$—	$—	$4,000,002	$—

Baron Funds	September 30, 2012

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Fifth Avenue Growth Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	September 30,	September 30,
Securities	2011	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2012	2012
Private Equity Investments
Utilities	$—	$—	$—	$—	$379,998	$—	$—	$—	$379,998	$—

Total	$—	$—	$—	$—	$379,998	$—	$—	$—	$379,998	$—

Significant unobservable valuation inputs developed by the Adviser for material Level 3 investments as of September 30, 2012 were as follows:

Baron Asset Fund
Sector	Company	Fair Value as of September 30, 2012	Valuation Technique	Unobservable Inputs	Weighted Average used on September 30, 2012	Range used on September 30, 2012
Private Equity Investments: Financials	Windy City Investments Holdings, L.L.C.	$23,708,908	Combination of Market Comparables and Option Pricing methods	Estimated volatility of the returns of the enterprise value(1)	10.29%	10.29%
				Discount for lack of marketability	2.47%	2.47%
				EV/Run Rate EBITDA Multiple(2)	10.07x	7.4x to 10.8x
				Adjustment to the EBITDA Multiple due to leverage(2)	10.6%	10.6%
				Change in the composite equity index of comparable companies	-0.13%	-2.27% to 0.18%

(1)	The volatility was derived using the historical returns of the publicly traded debt of Nuveen Investments, Inc. and the historical returns of the equity of comparable public companies.
(2)
The multiple was derived as a simple average of the multiples of comparable companies. The derived EBITDA multiple was increased by 10.6% to 10.07x. This increase adjusts for leverage, as Nuveen Investments, Inc. is more levered than its comparable companies.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended September 30, 2012, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses, reclassification of distributions and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

	Undistributed
	(Accumulated)	Undistributed
	Net Investment	(Accumulated) Net	Paid-In
Fund	Income (Loss)	Realized Gain (Loss)	Capital
Baron Asset Fund	$1,012,577	$10	$(1,012,587)
Baron Growth Fund	(830,421)	1,991,677	(1,161,256)
Baron Small Cap Fund	4,456,490	3,871,957	(8,328,447)
Baron Opportunity Fund	890,165	183,853	(1,074,018)
Baron Fifth Avenue Growth Fund	(56,691)	56,691	—

September 30, 2012	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of September 30, 2012, the components of net assets on a tax basis were as follows:

			Baron	Baron	Baron Fifth
	Baron Asset	Baron Growth	Small Cap	Opportunity	Avenue Growth
	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,230,341,586	$3,422,091,546	$2,806,442,965	$312,192,441	$41,241,317

Gross tax unrealized appreciation	1,071,702,271	2,552,486,268	1,540,192,548	87,677,650	13,753,413
Gross tax unrealized depreciation	(59,678,450)	(118,123,440)	(163,583,141)	(5,295,724)	(1,025,057)

Net tax unrealized appreciation	1,012,023,821	2,434,362,828	1,376,609,407	82,381,926	12,728,356
Net tax unrealized currency appreciation (depreciation)	—	—	—	2	(184)
Undistributed net investment income	—	28,443,178	—	—	—
Undistributed net realized gain	155,085,711	495,522,557	126,823,486	2,002,209	—
Qualified late year ordinary/capital losses	(4,519,568)	—	(23,706,589)	(2,894,955)	(1,193,852)
Capital loss carryforwards	—	—	—	—	(1,867,337)
Paid-in capital	1,069,739,490	2,862,443,530	2,713,097,070	313,376,169	44,082,931

Net Assets	$2,232,329,454	$5,820,772,093	$4,192,823,374	$394,865,351	$53,749,914

As of September 30, 2012, the Funds had capital loss carryforwards expiring as follows:

			Baron	Baron	Baron Fifth
	Baron Asset	Baron Growth	Small Cap	Opportunity	Avenue Growth
	Fund	Fund	Fund	Fund	Fund
September 30, 2018	$—	$—	$—	$—	$1,867,337

Capital loss carryforward utilized during the year ended September 30, 2012	$—	$—	$—	$2,393,917	$1,133,992

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 was as follows:

	Year Ended		Year Ended
	September 30, 2012		September 30, 2011

		Long Term		Long Term
Fund	Ordinary[1]	Capital Gain	Ordinary[1]	Capital Gain
Baron Asset Fund	$—	$340,253,360	$—	$40,710,617
Baron Growth Fund	—	93,409,203	—	—
Baron Small Cap Fund	—	74,645,307	—	—
Baron Opportunity Fund	—	—	—	—
Baron Fifth Avenue Growth Fund	—	—	—	—

1 For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of the FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At September 30, 2012, the Funds did not have any uncertain tax benefits that require recognition, derecognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010. New capital losses may now be carried forward indefinitely. Rules in effect prior to December 22, 2010 limited the carryforward period to eight years. Post-enactment capital loss carryforwards must be fully used before capital loss carryforwards generated prior to the enactment of the Act. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than all short-term as under previous rules.

Baron Funds	September 30, 2012

NOTES TO FINANCIAL STATEMENTS (Continued)

9. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON GROWTH FUND

Name of Issuer	Value at September 30, 2011	Purchase Cost	Sales Proceeds	Net Change in Unrealized Appreciation (Depreciation)	Realized Gains/(Losses)	Dividend Income	Shares Held at September 30, 2012	Value at September 30, 2012
“Affiliated” Company as of September 30, 2012:
Ameristar Casinos, Inc.	$2,407,500	$34,371,603	$—	$(1,179,103)	$—	$565,102	2,000,000	$35,600,000
Choice Hotels International, Inc.	89,382,900	—	—	6,827,025	—	33,533,625	3,007,500	96,209,925
Cymer, Inc.	—	80,921,954	—	1,579,211	—	—	1,615,769	82,501,165
DeVry, Inc.	133,980,000	1,496,125	8,317,406	(52,314,670)	(305,049)	1,083,750	3,275,000	74,539,000
Vail Resorts, Inc.	72,018,292	4,459,000	—	39,154,195	—	1,338,881	2,005,750	115,631,487

	$297,788,692	$121,248,682	$8,317,406	$(5,933,342)	$(305,049)	$36,521,358		$404,481,577

No Longer an “Affiliated” Company as of September 30, 2012:
Blue Nile, Inc.	$35,280,000	$—	$26,741,314	$(549,567)	$(2,425,619)	$—	150,000	$5,563,500
Peet’s Coffee & Tea, Inc.	44,512,000	—	56,688,421	(25,949,227)	38,125,648	—	—	—
Strayer Education, Inc.	51,752,250	14,656,080	45,146,799	2,652,755	(5,740,173)	2,887,076	282,426	18,174,113

	$131,544,250	$14,656,080	$128,576,534	$(23,846,039)	$29,959,856	$2,887,076		$23,737,613

BARON SMALL CAP FUND

Name of Issuer	Value at September 30, 2011	Purchase Cost	Sales Proceeds	Net Change in Unrealized Appreciation (Depreciation)	Realized Gains/(Losses)	Dividend Income	Shares Held at September 30, 2012	Value at September 30, 2012
“Affiliated” Company as of September 30, 2012:
Bravo Brio Restaurant Group, Inc.	$27,101,585	$1,961,155	$2,640,997	$(3,176,844)	$35,101	$—	1,600,000	$23,280,000
The Chefs’ Warehouse, Inc.	14,700,000	6,708,444	—	7,256,556	—	—	1,750,000	28,665,000
Chesapeake Lodging Trust	24,140,000	—	—	15,600,000	—	1,720,000	2,000,000	39,740,000
Globe Specialty Metals, Inc.	58,080,000	—	—	2,800,000	—	1,050,000	4,000,000	60,880,000
The KEYW Holding Corp.	16,957,350	6,555,421	—	13,987,229	—	—	3,000,000	37,500,000
Mercury Computer Systems, Inc.	20,125,000	—	—	(1,540,000)	—	—	1,750,000	18,585,000
Rogers Corp.	39,130,000	—	—	3,230,000	—	—	1,000,000	42,360,000
Susser Petroleum Partners LP	—	20,030,798	—	1,592,109	—	—	901,330	21,622,907
Viggle, Inc.[2]	9,960,000	3,000,000	—	(8,225,454)	—	—	2,545,455	4,734,546
Viggle, Inc., Warrants, Callable, Exp 4/27/2015[2]	—	—	—	—	—	—	545,455	—
Viggle, Inc., Warrants, Non-callable, Exp 8/22/2014[2]	40,000	—	—	140,000	—	—	2,000,000	180,000
Vitacost.com, Inc.	11,067,000	4,999,998	—	4,511,841	—	—	3,035,227	20,578,839
Vitacost.com, Inc. Restricted[3]	—	4,999,998	4,999,998	—	—	—	—	—
Vitacost.com, Inc. Warrants, Exp 2/16/2015	—	30,234	—	333,650	—	—	242,589	363,884
XPO Logistics, Inc.	—	19,164,182	—	(4,476,182)	—	—	1,200,000	14,688,000

	$221,300,935	$67,450,230	$7,640,995	$32,032,905	$35,101	$2,770,000		$313,178,176

No Longer an “Affiliated” Company as of September 30, 2012:
Great Wolf Resorts, Inc.	$7,833,600	$—	$21,203,284	$47,178,902	$(33,809,218)	$—	—	$—
Iconix Brand Group, Inc.	61,620,000	—	21,356,879	9,585,702	1,223,177	—	2,800,000	51,072,000
Lumber Liquidators Holdings, Inc.	21,517,500	—	12,686,538	43,228,526	6,222,512	—	1,150,000	58,282,000
Mistras Group, Inc.	28,974,000	—	9,244,184	5,041,315	4,228,869	—	1,250,000	29,000,000

	$119,945,100	$—	$64,490,885	$105,034,445	$(22,134,660)	$—		$138,354,000

1   An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended September 30, 2012.
2   Adjusted for reverse 1-for-2 stock split.
3   The restriction was removed during the year ended September 30, 2012.

Baron Funds	September 30, 2012

FINANCIAL HIGHLIGHTS

BARON ASSET FUND
Selected data for a share outstanding throughout each year:

RETAIL SHARES	Year Ended September 30,
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Net asset value, beginning of year	$49.00	$49.27	$43.62	$52.12	$66.57	$60.08	$56.52	$47.89	$40.05	$35.65

Income (loss) from investment operations:
Net investment loss	(0.14)[1]	(0.23)[1]	(0.28)[1]	(0.20)[1]	(0.29)[1]	(0.10)[1]	(0.27)	(0.46)	(0.43)	(0.46)
Net realized and unrealized gain (loss) on investments	10.94	0.73	5.93	(5.68)	(12.08)	11.27	6.64	12.08	8.27	6.04

Total from investment operations	10.80	0.50	5.65	(5.88)	(12.37)	11.17	6.37	11.62	7.84	5.58

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(7.77)	(0.77)	0.00	(2.62)	(2.08)	(4.68)	(2.81)	(2.99)	0.00	(1.18)

Total distributions	(7.77)	(0.77)	0.00	(2.62)	(2.08)	(4.68)	(2.81)	(2.99)	0.00	(1.18)

Net asset value, end of year	$52.03	$49.00	$49.27	$43.62	$52.12	$66.57	$60.08	$56.52	$47.89	$40.05

Total return	24.65%	0.85%	12.95%	(9.88)%	(19.14)%	19.56%	11.54%	25.21%	19.58%	16.11%

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,845.6	$1,924.9	$2,424.2	$2,652.6	$3,311.8	$4,468.0	$3,365.6	$2,687.4	$2,002.4	$1,957.2

Ratio of operating expenses to average net assets	1.33%	1.33%	1.32%	1.36%[2]	1.33%[2]	1.34%[2]	1.33%	1.34%	1.34%	1.34%

Ratio of net investment loss to average net assets	(0.28)%	(0.41)%	(0.61)%	(0.54)%	(0.49)%	(0.17)%	(0.49)%	(0.91)%	(0.90)%	(1.14)%

Portfolio turnover rate	13.11%	23.89%	13.04%	14.67%	16.02%	13.39%	21.87%	11.47%	19.57%	27.95%

INSTITUTIONAL SHARES	Year Ended September 30,
	2012	2011	2010	2009[3]
Net asset value, beginning of year	$49.30	$49.43	$43.65	$37.38

Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	(0.10)[1]	(0.15)[1]	(0.05)[1]
Net realized and unrealized gain on investments	11.01	0.74	5.93	6.32

Total from investment operations	11.02	0.64	5.78	6.27

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00
Net realized gain on investments	(7.77)	(0.77)	0.00	0.00

Total distributions	(7.77)	(0.77)	0.00	0.00

Net asset value, end of year	$52.55	$49.30	$49.43	$43.65

Total return	24.99%	1.14%	13.24%	16.77%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$386.7	$288.9	$242.8	$82.3

Ratio of operating expenses to average net assets	1.06%	1.06%	1.06%	1.16%[5]

Ratio of net investment income (loss) to average net assets	0.02%	(0.18)%	(0.33)%	(0.39)%[5]

Portfolio turnover rate	13.11%	23.89%	13.04%	14.67%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (commencement of operations) to September 30, 2009.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.	37

September 30, 2012	Baron Funds

FINANCIAL HIGHLIGHTS

BARON GROWTH FUND
Selected data for a share outstanding throughout each year:

RETAIL SHARES	Year Ended September 30,

	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Net asset value, beginning of year	$46.18	$44.37	$39.00	$41.69	$54.55	$47.23	$45.96	$38.92	$32.65	$26.96

Income (loss) from investment operations:
Net investment income (loss)	0.20 [1]	(0.29)[1]	(0.34)[1]	(0.18)[1]	(0.28)[1]	(0.25)[1]	(0.29)	(0.29)	(0.30)	(0.25)
Net realized and unrealized gain (loss) on investments	12.64	2.10	5.71	(2.47)	(10.07)	10.11	3.61	7.33	6.57	5.94

Total from investment operations	12.84	1.81	5.37	(2.65)	(10.35)	9.86	3.32	7.04	6.27	5.69

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.83)	0.00	0.00	(0.04)	(2.51)	(2.54)	(2.05)	0.00	0.00	0.00

Total distributions	(0.83)	0.00	0.00	(0.04)	(2.51)	(2.54)	(2.05)	0.00	0.00	0.00

Net asset value, end of year	$58.19	$46.18	$44.37	$39.00	$41.69	$54.55	$47.23	$45.96	$38.92	$32.65

Total return	28.12%	4.08%	13.77%	(6.34)%	(19.78)%	21.41%	7.36%	18.09%	19.20%	21.11%

Ratios/Supplemental data:
Net assets (in millions), end of year	$4,073.5	$4,110.8	$4,842.8	$5,034.5	$5,615.0	$7,075.9	$5,315.8	$5,005.1	$3,135.6	$2,185.4

Ratio of operating expenses to average net assets	1.32%	1.32%	1.32%	1.35%[2]	1.32%[2]	1.31%[2]	1.31%	1.31%	1.33%	1.36%

Ratio of net investment income (loss) to average net assets	0.38%	(0.56)%	(0.80)%	(0.56)%	(0.59)%	(0.49)%	(0.61)%	(0.73)%	(0.89)%	(1.11)%

Portfolio turnover rate	13.70%	13.51%	16.12%	26.65%	25.97%	21.37%	21.27%	15.50%	27.15%	32.63%

INSTITUTIONAL SHARES	Year Ended September 30,

	2012	2011	2010	2009[3]
Net asset value, beginning of year	$46.46	$44.52	$39.03	$33.71

Income (loss) from investment operations:
Net investment income (loss)	0.45 [1]	(0.17)[1]	(0.22)[1]	(0.04)[1]
Net realized and unrealized gain on investments	12.62	2.11	5.71	5.36

Total from investment operations	13.07	1.94	5.49	5.32

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.83)	0.00	0.00	0.00

Total distributions	(0.83)	0.00	0.00	0.00

Net asset value, end of year	$58.70	$46.46	$44.52	$39.03

Total return	28.45%	4.36%	14.07%	15.78%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,747.3	$1,261.8	$728.9	$238.7

Ratio of operating expenses to average net assets	1.06%	1.06%	1.06%	1.13%[5]

Ratio of net investment income (loss) to average net assets	0.83%	(0.33)%	(0.53)%	(0.29)%[5]

Portfolio turnover rate	13.70%	13.51%	16.12%	26.65%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (commencement of operations) to September 30, 2009.
[4]	Not Annualized.
[5]	Annualized.

38	See Notes to Financial Statements.

Baron Funds	September 30, 2012

FINANCIAL HIGHLIGHTS

BARON SMALL CAP FUND
Selected data for a share outstanding throughout each year:

RETAIL SHARES	Year Ended September 30,

	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Net asset value, beginning of year	$20.84	$20.90	$17.96	$18.70	$25.47	$23.59	$23.08	$19.18	$17.26	$13.73

Income (loss) from investment operations:
Net investment loss	(0.19)[1]	(0.15)[1]	(0.06)[1]	(0.13)[1]	(0.09)[1]	(0.02)[1]	(0.18)	(0.10)	(0.15)	(0.11)
Net realized and unrealized gain (loss) on investments	5.96	0.09 [2]	3.00	(0.61)	(5.01)	4.96	1.43	4.55	2.07	4.02

Total from investment operations	5.77	(0.06)	2.94	(0.74)	(5.10)	4.94	1.25	4.45	1.92	3.91

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.47)	0.00	0.00	(0.00)[3]	(1.67)	(3.06)	(0.74)	(0.55)	0.00	(0.38)

Total distributions	(0.47)	0.00	0.00	(0.00)	(1.67)	(3.06)	(0.74)	(0.55)	0.00	(0.38)

Net asset value, end of year	$26.14	$20.84	$20.90	$17.96	$18.70	$25.47	$23.59	$23.08	$19.18	$17.26

Total return	28.09%	(0.29)%	16.37%	(3.95)%	(21.44)%	22.54%	5.52%	23.56%	11.12%	29.20%

Ratios/Supplemental data:
Net assets (in millions), end of year	$3,081.8	$2,842.0	$3,032.0	$2,719.4	$2,871.6	$3,522.4	$2,921.7	$2,828.6	$1,782.1	$1,210.5

Ratio of operating expenses to average net assets	1.31%	1.31%	1.31%	1.34%[4]	1.32%[4]	1.31%[4]	1.33%	1.33%	1.33%	1.36%

Ratio of net investment loss to average net assets	(0.76)%	(0.63)%	(0.30)%	(0.86)%	(0.42)%	(0.09)%	(0.73)%	(0.48)%	(0.88)%	(0.87)%

Portfolio turnover rate	28.02%	32.81%	27.22%	35.83%	41.52%	36.51%	39.99%	24.68%	32.92%	30.29%

INSTITUTIONAL SHARES	Year Ended September 30,

	2012	2011	2010	2009[5]
Net asset value, beginning of year	$20.96	$20.97	$17.97	$15.52

Income (loss) from investment operations:
Net investment loss	(0.13)[1]	(0.10)[1]	(0.03)[1]	(0.04)[1]
Net realized and unrealized gain on investments	6.00	0.09 [2]	3.03	2.49

Total from investment operations	5.87	(0.01)	3.00	2.45

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.47)	0.00	0.00	0.00

Total distributions	(0.47)	0.00	0.00	0.00

Net asset value, end of year	$26.36	$20.96	$20.97	$17.97

Total return	28.41%	(0.05)%	16.69%	15.79%[6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,111.0	$518.6	$261.1	$89.4

Ratio of operating expenses to average net assets	1.05%	1.06%	1.06%	1.16%[7]

Ratio of net investment loss to average net assets	(0.53)%	(0.42)%	(0.15)%	(0.75)%[7]

Portfolio turnover rate	28.02%	32.81%	27.22%	35.83%

[1]	Based on average shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.
[3]	Less than $0.01 per share.
[4]	Benefit of expense reduction rounds to less than 0.01%
[5]	For the period May 29, 2009 (commencement of operations) to September 30, 2009.
[6]	Not Annualized.
[7]	Annualized.

See Notes to Financial Statements.	39

September 30, 2012	Baron Funds

FINANCIAL HIGHLIGHTS

BARON OPPORTUNITY FUND
Selected data for a share outstanding throughout each year:

RETAIL SHARES	Year Ended September 30,

	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.83	$12.76	$10.61	$9.90	$13.01	$10.05	$9.16	$7.58	$6.48	$3.63

Income (loss) from investment operations:
Net investment loss	(0.17)[1]	(0.16)[1]	(0.13)[1]	(0.08)[1]	(0.09)[1]	(0.07)[1]	(0.03)	(0.09)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	2.95	0.23	2.28	0.79	(3.02)	3.03	0.92	1.66	1.18	2.89

Total from investment operations	2.78	0.07	2.15	0.71	(3.11)	2.96	0.89	1.57	1.08	2.84

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Redemption fees added to paid-in capital	0.00	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.02	0.01

Net asset value, end of year	$15.61	$12.83	$12.76	$10.61	$9.90	$13.01	$10.05	$9.16	$7.58	$6.48

Total return	21.67%	0.55%	20.26%	7.17%	(23.90)%	29.45%[4]	9.72%	20.84%[4]	16.98%[4]	78.51%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$332.4	$240.4	$214.4	$142.7	$154.4	$198.0	$145.4	$145.7	$133.9	$109.3

Ratio of operating expenses to average net assets	1.39%	1.41%	1.44%	1.50%	1.42%	1.43%	1.45%	1.52%	1.56%	1.67%
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	(0.01)%	0.00%	(0.02)%	(0.06)%	(0.17)%

Ratio of net operating expenses to average net assets	1.39%	1.41%	1.44%	1.50%	1.42%	1.42%	1.45%	1.50%	1.50%	1.50%

Ratio of net investment loss to average net assets	(1.16)%	(1.11)%	(1.08)%	(1.00)%	(0.79)%	(0.61)%	(0.26)%	(1.01)%	(1.25)%	(1.18)%

Portfolio turnover rate	88.56%	65.43%	76.44%	68.09%	61.44%	46.20%	67.25%	83.64%	86.35%	89.72%

	Year Ended September 30,

INSTITUTIONAL SHARES	2012	2011	2010	2009[7]
Net asset value, beginning of year	$12.91	$12.80	$10.62	$8.88

Income (loss) from investment operations:
Net investment loss	(0.13)[1]	(0.12)[1]	(0.10)[1]	(0.02)[1]
Net realized and unrealized gain on investments	2.97	0.23	2.28	1.76

Total from investment operations	2.84	0.11	2.18	1.74

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00

Redemption fees added to paid-in capital	0.00	0.00	0.00 [2]	0.00

Net asset value, end of year	$15.75	$12.91	$12.80	$10.62

Total return	22.00%	0.86%	20.53%	19.59%[3,4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$62.5	$35.5	$25.5	$10.9

Ratio of operating expenses to average net assets	1.13%	1.14%	1.18%	1.37%[5]
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%	0.00%	0.00%	(0.12)%[5]

Ratio of net operating expenses to average net assets	1.13%	1.14%	1.18%	1.25%[5]

Ratio of net investment loss to average net assets	(0.90)%	(0.84)%	(0.83)%	(0.74)%[5]

Portfolio turnover rate	88.56%	65.43%	76.44%	68.09%

[1]	Based on average shares outstanding.	[5]	Annualized.
[2]	Less than $0.01 per share.	[6]	Benefit of expense reduction rounds to less than 0.01%.
[3]	Not Annualized.	[7]	For the period May 29, 2009 (commencement of operations) to September 30, 2009.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.

40	See Notes to Financial Statements.

Baron Funds	September 30, 2012

FINANCIAL HIGHLIGHTS

BARON FIFTH AVENUE GROWTH FUND
Selected data for a share outstanding throughout each year:

RETAIL SHARES	Year Ended September 30,

	2012	2011	2010	2009	2008	2007	2006	2005	2004[1]
Net asset value, beginning of year	$8.98	$9.21	$8.60	$10.38	$14.12	$12.22	$11.56	$9.89	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)[2]	(0.06)[2]	(0.03)[2]	0.03 [2]	0.00 [2,3]	(0.01)[2]	(0.02)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	2.88	(0.17)	0.66	(1.03)	(2.62)	1.91	0.68	1.72	(0.09)

Total from investment operations	2.85	(0.23)	0.63	(1.00)	(2.62)	1.90	0.66	1.67	(0.11)

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.02)	(0.01)	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	(0.77)	(1.12)	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	(0.02)	(0.78)	(1.12)	0.00	0.00	0.00	0.00

Net asset value, end of year	$11.83	$8.98	$9.21	$8.60	$10.38	$14.12	$12.22	$11.56	$9.89

Total return	31.74%[4]	(2.50)%[4]	7.38%[4]	(7.75)%[4]	(19.96)%[4]	15.55%	5.71%	16.89%[4]	(1.10)%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$34.8	$23.4	$29.0	$32.8	$58.2	$110.2	$123.3	$96.5	$49.3

Ratio of operating expenses to average net assets	1.55%	1.59%	1.62%	1.69%	1.47%	1.36%	1.39%	1.49%	1.67%[6]
Less: Reimbursement of expenses by Adviser and/or offsets	(0.25)%	(0.29)%	(0.25)%	(0.29)%	(0.07)%	0.00%[7]	0.00%	(0.09)%	(0.27)%[6]

Ratio of net operating expenses to average net assets	1.30%	1.30%	1.37%	1.40%	1.40%	1.36%	1.39%	1.40%	1.40%[6]

Ratio of net investment income (loss) to average net assets	(0.30)%	(0.55)%	(0.32)%	0.40%	(0.01)%	(0.08)%	(0.16)%	(0.58)%	(0.79)%[6]

Portfolio turnover rate	79.07%	75.36%	57.67%	39.61%	39.59%	28.75%	105.77%	46.71%	7.58%[5]

INSTITUTIONAL SHARES	Year Ended September 30,

	2012	2011	2010	2009[8]
Net asset value, beginning of year	$9.00	$9.21	$8.61	$7.54

Income (loss) from investment operations:
Net investment income (loss)	(0.01)[2]	(0.03)[2]	(0.01)[2]	0.02 [2]
Net realized and unrealized gain (loss) on investments	2.90	(0.18)	0.66	1.05

Total from investment operations	2.89	(0.21)	0.65	1.07

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.05)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	(0.05)	0.00

Net asset value, end of year	$11.89	$9.00	$9.21	$8.61

Total return	32.11%[4]	(2.28)%[4]	7.59%[4]	14.19%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$18.9	$10.2	$10.4	$9.5

Ratio of operating expenses to average net assets	1.26%	1.31%	1.35%	1.61%[6]
Less: Reimbursement of expenses by Adviser and/or offsets	(0.21)%	(0.26)%	(0.24)%	(0.46)%[6]

Ratio of net operating expenses to average net assets	1.05%	1.05%	1.11%	1.15%[6]

Ratio of net investment income (loss) to average net assets	(0.05)%	(0.30)%	(0.07)%	0.58%[6]

Portfolio turnover rate	79.07%	75.36%	57.67%	39.61%

[1]	For the period April 30, 2004 (commencement of operations) to September 30, 2004.	[5]	Not Annualized.
[2]	Based on average shares outstanding.	[6]	Annualized.
[3]	Less than $0.01 per share.	[7]	Benefit of expense reduction rounds to less than 0.01%.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.	[8]	For the period May 29, 2009 (commencement of operations) to September 30, 2009.

See Notes to Financial Statements.	41

Baron Funds	September 30, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Baron Investment Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund (five of the portfolios constituting Baron Investment Funds Trust, hereafter referred to as the “Funds”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian, brokers, portfolio companies, and application of alternative procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 27, 2012

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended September 30, 2012 are listed below.

During the fiscal year ended September 30, 2012, the Funds’ distributions to shareholders included:
	Ordinary	Long-Term
Fund	Income	Capital Gains[1]
Baron Asset Fund	$—	$340,253,360
Baron Growth Fund	—	93,409,203
Baron Small Cap Fund	—	74,645,307
Baron Opportunity Fund	—	—
Baron Fifth Avenue Growth Fund	—	—

[1]	Long-term capital gains are subject to a maximum allowable rate of 15% for individuals pursuant to The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2012. The information necessary to complete your income tax return for the calendar year ended December 31, 2012 will be listed on the Form 1099-DIV, which will be mailed to you in January 2013.

42

September 30, 2012	Baron Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on April 1, 2012 and held for the six months ended September 30, 2012.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2012[1]
	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account Value	Account Value	Expense	Paid During
	Return	April 1, 2012	September 30, 2012	Ratio	the Period[2]
Baron Asset Fund- Retail Shares	(0.40)%	$1,000.00	$996.00	1.32%	$6.59
Baron Asset Fund- Institutional Shares	(0.25)%	$1,000.00	$997.50	1.05%	$5.24
Baron Growth Fund- Retail Shares	4.64%	$1,000.00	$1,046.40	1.31%	$6.70
Baron Growth Fund- Institutional Shares	4.78%	$1,000.00	$1,047.80	1.05%	$5.38
Baron Small Cap Fund- Retail Shares	0.59%	$1,000.00	$1,005.90	1.31%	$6.57
Baron Small Cap Fund- Institutional Shares	0.70%	$1,000.00	$1,007.00	1.05%	$5.27
Baron Opportunity Fund- Retail Shares	(1.51)%	$1,000.00	$984.90	1.38%	$6.85
Baron Opportunity Fund- Institutional Shares	(1.44)%	$1,000.00	$985.60	1.11%	$5.51
Baron Fifth Avenue Growth Fund- Retail Shares	(1.91)%	$1,000.00	$980.90 [3]	1.30%[4]	$6.44
Baron Fifth Avenue Growth Fund- Institutional Shares	(1.74)%	$1,000.00	$982.60 [3]	1.05%[4]	$5.20

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2012
	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account Value	Account Value	Expense	Paid During
	Total Return	April 1, 2012	September 30, 2012	Ratio	the Period[2]
Baron Asset Fund- Retail Shares	5.00%	$1,000.00	$1,018.40	1.32%	$6.66
Baron Asset Fund- Institutional Shares	5.00%	$1,000.00	$1,019.75	1.05%	$5.30
Baron Growth Fund- Retail Shares	5.00%	$1,000.00	$1,018.45	1.31%	$6.61
Baron Growth Fund- Institutional Shares	5.00%	$1,000.00	$1,019.75	1.05%	$5.30
Baron Small Cap Fund- Retail Shares	5.00%	$1,000.00	$1,018.45	1.31%	$6.61
Baron Small Cap Fund- Institutional Shares	5.00%	$1,000.00	$1,019.75	1.05%	$5.30
Baron Opportunity Fund- Retail Shares	5.00%	$1,000.00	$1,018.10	1.38%	$6.96
Baron Opportunity Fund- Institutional Shares	5.00%	$1,000.00	$1,019.45	1.11%	$5.60
Baron Fifth Avenue Growth Fund- Retail Shares	5.00%	$1,000.00	$1,018.50 [3]	1.30%[4]	$6.56
Baron Fifth Avenue Growth Fund- Institutional Shares	5.00%	$1,000.00	$1,019.75 [3]	1.05%[4]	$5.30

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.

43

Baron Funds	September 30, 2012

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, BARON OPPORTUNITY FUND AND BARON FIFTH AVENUE GROWTH FUND, BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Investment Funds Trust (the “Trust”) met on May 8, 2012 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund, (each a “Fund” and collectively, the “Funds”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory agreement for the Funds. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the consultant, and were advised by independent counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees relied on the information they received at the Board meeting, as well as on the information they had considered in past years. In particular, the Board considered the following:

•	Its confidence in the Adviser’s senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, quality and the level of long-term performance of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•	The total expense ratio of the Funds and comparisons to similar funds managed by other advisers over comparable periods;

•

The costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds; and

•	Any additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and that each Fund was likely to continue to benefit from those services provided under the relevant advisory agreement with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with the independent consultant. The Board considered for each Fund, among other information, the independent consultant’s comparisons of the expense ratio and contractual advisory fee with those of peer group funds. The Board also considered the independent consultant’s risk-adjusted performance comparisons with comparable funds and comparisons of each Fund’s annualized total return over one-, three-, five- and ten-year periods, where applicable, against peer group funds and performance of peer group funds’ averages. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s more recent relative performance was consistent with expectations for the Adviser’s investment style under recent market conditions. The Board noted the Funds’ absolute performance in the most recent one-year period and the risk-adjusted performance comparisons. The Board also concluded that the Funds and their shareholders had benefited over the longterm from the Adviser’s investment management of the Funds.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board was provided with information from the Adviser and the independent consultant regarding the fees charged by the Adviser as compared to the fees charged by comparable funds. This information compared various fees and expenses, as well as the total expense ratios, of the Funds against the same fees, expenses and total expense ratios of other funds of similar size, character and investment strategies. The total expense ratio of each Fund was generally competitive with the total expense ratios of the funds against which they were compared.

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to the Funds, subadvised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds.

The Board also considered the costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary to implement investment strategies and the pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund. The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s management fees reflected economies of scale for the benefit of Fund shareholders, noting the recent period of declining assets and appreciating that economies of scale analysis is predicated on increasing assets. The Board considered that, except for Baron Fifth Avenue Growth Fund, the Funds’ fee schedules do not have break points. The Board considered that the small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves large-cap equities, particularly as the size of the assets under management increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business even during this recent period of declining assets and reduced revenues. The Board reiterated its intention to continue to scrutinize the extent of economies of scale, asset growth and the Adviser’s plans to reinvest further to support the Funds. The Board concluded that the management fee for each Fund was reasonable in light of the services provided as discussed at the meeting, including the Adviser’s investments in resources to support the Funds.

After due consideration of the above-enumerated factors and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of each Fund’s investment advisory agreement was in the best interests of the respective Fund and its shareholders.

44

September 30, 2012	Baron Funds

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers.

The Board of Trustee’s (the “Board”) role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer, the Trust’s and the Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of two trustees who are not affiliated with the Adviser (“Independent Trustees”)) meets regularly with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

The 1940 Act requires that at least 40% of a Fund’s trustees not be “interested persons” (as defined in the 1940 Act) of the Fund, and to rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s trustees must not be interested persons of the fund. For certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Trustees who are Independent Trustees. Currently, six of the Trustees are not interested persons of the Trust (as such, the Trustees are not affiliated with the Adviser). The Chairman of the Board, Linda Martinson, is an interested person of the Trust (“Interested Trustee”), and the Independent Trustees have designated two lead Independent Trustees who chair meetings or executive sessions of the Independent Trustees, review and comment on Board meeting agendas, represent the views of the Independent Trustees to management and facilitate communication among the Independent Trustees and their independent legal counsel. The Board has determined that its leadership structure, in which the Independent Trustees have designated two lead Independent Trustees to function as described above is appropriate in light of the services that the Adviser and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Investment Funds Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99Baron. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Number of
Portfolios
in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	Held by the Trustee
Interested Trustees

Ronald Baron(1),(2)	Chief Executive	25 years	Director, Chairman, CEO and CIO: the Firm* (2003-	12	None
767 Fifth Avenue	Officer, Chief		Present); President (2004-02/07), Chairman (1999-
New York, NY 10153	Investment		2004), and Trustee (1987-Present): Baron Investment
Age: 69	Officer, Trustee		Funds Trust; President (2004-02/07), Chairman
	and Portfolio		(2003-2004), and Trustee (2003-Present): Baron
	Manager		Select Funds; Portfolio Manager: Baron USA Partners
Fund, Ltd. (2003-Present); President: the Firm*
(03/06-06/07); Portfolio Manager: Baron Managed
Funds plc (2005-2009); President (2004-02/07),
Chairman (1997-2004), and Trustee (1997-06/07):
Baron Capital Funds Trust.

Linda S. Martinson(1),(2)	Chairman,	25 years	Director: the Firm* (2003-Present); Secretary: the	12	None
767 Fifth Avenue	President, Chief		Firm* (2003-04/08); President: the Firm* (02/07-
New York, NY 10153	Operating Officer		Present); Chief Operating Officer: the Firm (05/06-
Age: 57	and Trustee		present); General Counsel and Vice President: the
Firm* (2003-2007); Chairman (10/10-Present);
President (02/07-Present), Trustee (1987-Present),
Secretary (2003-10/08): Baron Investment Funds
Trust; Chairman (10/10-Present); President (02/07-
Present), Trustee (2003-Present): Baron Select Funds;
Director: Baron USA Partners Fund, Ltd. (2006-
Present); Director: Baron Managed Funds plc (2005-
2009); President (02/07-06/07) Trustee (1998-
06/07): Baron Capital Funds Trust.

45

Baron Funds	September 30, 2012

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Number of
Portfolios
in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	Held by the Trustee
Independent Trustees

Norman S. Edelcup(3),(4),(5)	Trustee	25 years	Director: Marquis Bank (2007-Present); Director:	12	Director: Marquis Bank
City of Sunny Isles Beach			CompX International, Inc. (diversified manufacturer		(2007-Present); Director:
18070 Collins Avenue			of engineered components) (2006-Present); Mayor		CompX International, Inc.
Sunny Isles Beach, FL 33160			(2003-Present), Commissioner (2001-2003): Sunny		(diversified manufacturer
Age: 77			Isles Beach, Florida; Director (2001-2006), Senior		of engineered components)
			Vice President (2001-2004): Florida Savings Bank;		(2006-Present);
			Director: Valhi, Inc. (diversified company) (1975-		Director: Valhi, Inc.
			Present); Trustee: Baron Investment Funds Trust		(diversified company)
			(1987-Present), Baron Capital Funds Trust (1997-		(1975-Present).
06/07), Baron Select Funds (2003-Present).

Charles N. Mathewson(4),(5)	Trustee	25 years	Director: Grill Concepts, Inc. (December	12	Director: Grill Concepts, Inc.
9295 Prototype Drive			2009-Present); Chairman Emeritus (October		(December 2009-Present).
Reno, NV 89521			2003-Present), Chairman (1986-2003): International
Age: 84			Game Technology, Inc. (manufacturer of
microprocessor controlled gaming machines and
monitoring systems); Chairman: Baron Capital Funds
Trust (2004-06/07), Baron Investment Funds Trust,
Baron Select Funds (2004-10/10); Trustee:
Baron Investment Funds Trust (1987-Present),
Baron Capital Funds Trust (1997-06/07),
Baron Select Funds (2003-Present).

Harold W. Milner(4),(5)	Trustee	25 years	Retired; Trustee: Baron Investment Funds Trust	12	Chairman: Lighting
2293 Morningstar Drive			(1987-Present), Baron Capital Funds Trust (1997-		Protection Systems, LLC
Park City, UT 84060			06/07), Baron Select Funds (2003-Present);		(10/06-Present); Director:
Age: 77			Chairman: Lighting Protection Systems, LLC (10/06-		CompleteXRM (2009-
			Present); Director: CompleteXRM (2009-Present).		Present).

Raymond Noveck(3),(4),(5)	Trustee	25 years	Private Investor (1999-Present); Trustee: Baron	12	None
31 Karen Road			Investment Funds Trust (1987-Present), Baron
Waban, MA 02168			Capital Funds Trust (1997-06/07), Baron Select
Age: 69			Funds (2003-Present).

David A. Silverman, MD(4),(5)	Trustee	25 years	Physician and Faculty: New York University School of	12	Director: New York Blood
146 Central Park West			Medicine (1976-Present); Trustee: Baron Investment		Center (1999-Present).
New York, NY 10024			Funds Trust (1987-Present), Baron Capital Funds
Age: 62			Trust (1997-06/07), Baron Select Funds (2003-
Present).

Alex Yemenidjian(4),(5)	Trustee	6 years	Chairman and CEO: Tropicana Las Vegas (gaming)	12	Chairman and CEO:
1925 Century Park East			(2009-Present); Chairman and CEO: Armenco		Tropicana Las Vegas
Suite 1975			Holdings, LLC (investment company) (2005-Present);		(gaming) (2009-Present);
Los Angeles, CA 90067			Director: Guess?, Inc. (retail) (2005-Present);		Chairman and CEO:
Age: 56			Director: Regal Entertainment Group (entertainment		Armenco Holdings, LLC
			company) (2005-Present); Director: USC Marshall		(investment company)
			School of Business Board of Leaders (2005-Present);		(2005-Present); Director:
			Co-chair: Imagine the Arts Campaign, California		Guess?, Inc. (retail)
			State University-Northridge (2005-Present); Trustee:		(2005-Present); Director:
			American Film Institute (2000-2007); Chairman and		Regal Entertainment Group
			CEO: Metro-Goldwyn-Mayer, Inc. (1999-2005);		(entertainment company)
			Director: The Lincy Foundation (1989-2011);		(2005-Present); Director:
			Chairman: The United Armenian Fund (1989-		USC Marshall School of
			2011); Director and member of Executive		Business Board of Leaders
			Committee: MGM MIRAGE, Inc. (1989-2005);		(2005-Present); Co-chair:
			Trustee: Baron Investment Funds Trust (01/06-		Imagine the Arts Campaign,
			Present), Baron Capital Funds Trust (12/06-06/07),		California State University-
			Baron Select Funds (12/06-Present).		Northridge (2005-Present).

46

September 30, 2012	Baron Funds

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Number of
Portfolios
in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	Held by the Trustee
Additional Officers of the Funds

Clifford Greenberg	Senior Vice	15 years	Director and Senior Vice President: the Firm* (2003-		None
767 Fifth Avenue	President and		Present); Vice President: Baron Capital, Inc. (1997-
New York, NY 10153	Portfolio Manager		2003); Portfolio Manager: Baron Small Cap Fund
Age: 53			(1997-Present).

Gretta J. Heaney	Vice President and	9 years	Vice President and Chief Compliance Officer: the		None
767 Fifth Avenue	Chief Compliance		Firm* (2003-Present), Baron Investment Funds Trust,
New York, NY 10153	Officer		Baron Select Funds (2004-Present), Baron USA
Age: 52			Partners Fund, Ltd (2006-Present), Baron Managed
Funds plc (2005-2009), Baron Capital Funds Trust
(2003-06/07).

Patrick M. Patalino	Vice President,	5 years	Vice President and General Counsel: the Firm*, Baron		None
767 Fifth Avenue	General Counsel		Investment Funds Trust, Baron Select Funds, (08/07-
New York, NY 10153	and Secretary		Present); Baron USA Partners Fund, Ltd. (08/07-
Age: 44			Present); Secretary: the Firm* (04/08-Present);
Secretary: Baron Investment Funds Trust, Baron
Select Funds (10/08-Present); Managing Director
and Chief Operating Officer: Legal and Compliance
Division, Morgan Stanley (01/06-06/07); Director of
Regulatory Matters: Credit Suisse Securities (USA)
(04/04-01/06); Counsel to Vice Chairman: Credit
Suisse Securities (USA) (09/02-04/04).

Andrew Peck	Senior Vice	9 years	Portfolio Manager: Baron Asset Fund (01/08-		None
767 Fifth Avenue	President and		Present); Vice President: BAMCO, Inc. (2003-
New York, NY 10153	Portfolio Manager		Present); Vice President: Baron Investment Funds
Age: 43			Trust (2003-Present); Vice President, Research
Analyst: Baron Capital, Inc. (1998-2003);
Co-Portfolio Manager: Baron Asset Fund (2003-
01/08); Co-Portfolio Manager (mid cap accounts):
Baron Capital Management, Inc. (04/06-Present).

Susan Robbins	Vice President	18 years	Director, Vice President and Senior Analyst: the		None
767 Fifth Avenue			Firm* (2003-Present); Vice President: Baron
New York, NY 10153			Investment Funds Trust (1994-Present), Baron Select
Age: 57			Funds (2003-Present), Baron Capital Funds Trust
(1998-06/07).

Peggy C. Wong	Treasurer and	25 years	Chief Financial Officer and Treasurer: the Firm*		None
767 Fifth Avenue	Chief Financial		(2003-Present), Baron Investment Funds Trust
New York, NY 10153	Officer		(1987-Present), Baron Select Funds (2003-Present),
Age: 51			Baron USA Partners Fund, Ltd. (1993-Present), Baron
Managed Funds plc. (2005-2009), Baron Capital
Funds Trust (1998-06/07).

*	The Firm (Baron Capital Group, Inc. (“BCG”) with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO).
(1)	Trustees deemed to be “Interested Trustees” of the Funds, as that term is defined in the 1940 Act by reason of their employment with the Funds’Adviser and Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

47

SEP 12

Item 2. Code of Ethics.
          The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3. Audit Committee Financial Expert.
          The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
          The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended September 30, 2012 and September 30, 2011:

(a)	Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

		2012	2011
	Baron Investment Funds Trust	$216,833	$195,000

(b)	Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

		2012	2011
	Baron Investment Funds Trust	$0	$0

(c)	Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

		2012	2011
	Baron Investment Funds Trust	$48,000	$46,750

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d)	All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

		2012	2011
	Baron Investment Funds Trust	$0	$0

e)   Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not Applicable.

(g)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

2012:   $49,000

2011:   $45,000

(h) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6.	Schedule of Investments.
Included herein under Item 1.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11.	Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12.	Exhibits.
(a)(1) Not applicable.
(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.
(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	December 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	December 4, 2012

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date:	December 4, 2012